                                                                    EXHIBIT 10.5

            As Approved by Internal Revenue Service December 16, 1996
            ---------------------------------------------------------




                            AMERICAN BAR ASSOCIATION
                             MEMBERS RETIREMENT PLAN
               (Amended and Restated Effective December 16, 1996)
















                       This is Basic Plan Document No. 01
                       ----------------------------------

Copyright @ 1996 by American Bar Retirement Association.  All rights reserved.

                                TABLE OF CONTENTS


    Article I.        Establishment of the Plan...............................................................    1
                      -------------------------

    1.1      Promulgation of Plan.............................................................................    1
             --------------------
    1.2      Implementation of Plan...........................................................................    1
             ----------------------
    1.3      Substitution of Plan for Preexisting Plan........................................................    1
             -----------------------------------------
    1.4      Paired Plans.....................................................................................    1
             ------------

    Article II.       Definitions.............................................................................    2
                      -----------

    Article III.      Participation...........................................................................   25
                      -------------

    3.1      Participation Requirements.......................................................................   25
             --------------------------
    3.2      Exclusion of Associates..........................................................................   25
             -----------------------
    3.3      Exclusion of Employees of Related Businesses.....................................................   25
             --------------------------------------------
    3.4      Exclusion of Leased Employees....................................................................   25
             -----------------------------
    3.5      Exclusion of Other Employees.....................................................................   25
             ----------------------------
    3.6      Breaks in Service................................................................................   26
             -----------------
    3.7      Preexisting Plan.................................................................................   26
             ----------------
    3.8      Participation of Sole Proprietors, Partners and Shareholders.....................................   26
             ------------------------------------------------------------
    3.9      Owner-Employee Who Controls Business.............................................................   26
             ------------------------------------

    Article IV.       Employer Contributions..................................................................   27
                      ----------------------

    4.1      Employer Contributions...........................................................................   27
             ----------------------
    4.2      Eligibility for Employer Contributions...........................................................   28
             --------------------------------------
    4.3      Allocation of Employer Contributions.............................................................   30
             ------------------------------------
    4.4      Top-Heavy Status of Employer Plan................................................................   33
             ---------------------------------
    4.5      Timing of Employer Contributions.................................................................   35
             --------------------------------

    Article V.        401(k) Arrangement......................................................................   35
                      ------------------

    5.1      Purpose..........................................................................................   35
             -------
    5.2      Contributions to 401(k) Salary Deferral Account..................................................   35
             -----------------------------------------------
    5.3      Nondiscrimination Test for 401(k) Contributions..................................................   36
             -----------------------------------------------
    5.4      Multiple Use Test................................................................................   38
             -----------------
    5.5      Distribution of Excess Contributions.............................................................   39
             ------------------------------------
    5.6      Distribution of Excess Elective Deferrals........................................................   40
             -----------------------------------------
    5.7      Qualified Nonelective Contributions and Qualified Matching Contributions.........................   41
             ------------------------------------------------------------------------
    5.8      Reduction of Elective Contributions..............................................................   41
             -----------------------------------

    Article VI.       Post-Tax Employee Contributions and Matching Contributions..............................   41
                      ----------------------------------------------------------

    6.1      Post-Tax Employee Contributions..................................................................   41
             -------------------------------
    6.2      Form and Amount of Post-Tax Employee Contributions...............................................   42
             --------------------------------------------------
    6.3      Matching Contributions...........................................................................   42
             ----------------------
    6.4      Nondiscrimination Test for Post-Tax Employee and Matching Contributions..........................   43
             -----------------------------------------------------------------------
    6.5      Qualified Nonelective Contributions, Elective Contributions and Additional
             --------------------------------------------------------------------------
             Matching Contributions...........................................................................   45
             ----------------------
    6.6      Reduction of Post-Tax Employee Contribution Amounts..............................................   45
             ---------------------------------------------------
    6.7      Distribution of Excess Aggregate Contributions...................................................   45
             ----------------------------------------------

    Article VII.      Investment of Contributions.............................................................   46
                      ---------------------------

    7.1      Investment of Contributions......................................................................   46
             ---------------------------
    7.2      Transfers Between Investment Options.............................................................   47
             ------------------------------------

    Article VIII.     Distribution of Benefits................................................................   47
                      ------------------------

    8.1      Eligibility......................................................................................   47
             -----------
    8.2      Methods of Distribution..........................................................................   48
             -----------------------
    8.3      Commencement of Benefits.........................................................................   49
             ------------------------
    8.4      Valuation of Accounts............................................................................   50
             ---------------------
    8.5      Notice of Distribution of Benefits...............................................................   50
             ----------------------------------
    8.6      Applicability of Annuity Rules to Employer Plan..................................................   50
             -----------------------------------------------
    8.7      Cash-Out of Small Accounts.......................................................................   54
             --------------------------
    8.8      Participant's Consent for Distribution...........................................................   54
             --------------------------------------
    8.9      Treatment of Contributions Made After Benefits Commence..........................................   55
             -------------------------------------------------------
    8.10     Rules Governing Forms of Payment.................................................................   55
             --------------------------------
    8.11     Special Distribution Requirements................................................................   56
             ---------------------------------

    Article IX.       Distributions to Beneficiaries..........................................................   61
                      ------------------------------

    9.1      Designated Beneficiary...........................................................................   61
             ----------------------
    9.2      Due Proof of Death...............................................................................   62
             ------------------
    9.3      Death of Participant Before Benefits Commence....................................................   62
             ---------------------------------------------
    9.4      Death of Participant After Benefits Commence.....................................................   65
             --------------------------------------------
    9.5      Payments After Death of Surviving Spouse.........................................................   66
             ----------------------------------------

    Article X.        Vesting and Forfeitures.................................................................   66
                      -----------------------

    10.1     Full Vesting.....................................................................................   66
             ------------
    10.2     Vesting Schedules................................................................................   66
             -----------------
    10.3     Amendments Affecting Vested Portion..............................................................   67
             -----------------------------------
    10.4     Determination of Forfeiture......................................................................   67
             ---------------------------
    10.5     Treatment of Forfeiture..........................................................................   67
             -----------------------
    10.6     Resumption of Service Within Five Years..........................................................   68
             ---------------------------------------
    10.7     Resumption of Service After Five Years...........................................................   68
             --------------------------------------
    10.8     Treatment of Forfeitures in Plan Termination.....................................................   69
             --------------------------------------------
    10.9     Nonforfeitability of Other Accounts..............................................................   69
             -----------------------------------

    Article XI.       In-Service Loans and Withdrawals........................................................   69
                      --------------------------------

    11.1     Loans............................................................................................   69
             -----
    11.2     401(k) Hardship Withdrawals......................................................................   73
             ---------------------------
    11.3     Other Profit Sharing Plan Withdrawals............................................................   75
             -------------------------------------
    11.4     Withdrawals of Rollover or Post-Tax Employee Contributions.......................................   76
             ----------------------------------------------------------

    Article XII.      Amendments..............................................................................   77
                      ----------

    12.1     Amendments by Employer...........................................................................   77
             ---------------------
    12.2     Amendments by ABRA...............................................................................   77
             ------------------
    12.3     Prohibited Amendments............................................................................   77
             ---------------------

    Article XIII.     Plan Termination........................................................................   78
                      ----------------

    13.1     Termination by Employer..........................................................................   78
             -----------------------
    13.2     Distribution of Participant Accounts.............................................................   78
             ------------------------------------
    13.3     Role of Trustee..................................................................................   79
             ---------------

    Article XIV.      Preservation of Participants' Benefits..................................................   79
                      --------------------------------------

    14.1     Repayment of Certain Contributions...............................................................   79
             ----------------------------------
    14.2     Plan Merger, Consolidation or Transfer...........................................................   80
             --------------------------------------
    14.3     Trustee-to-Trustee Transfer......................................................................   80
             ---------------------------
    14.4     Transfer of Employee Accounts to Another Plan....................................................   80
             ---------------------------------------------
    14.5     Rollover From Another Plan.......................................................................   81
             --------------------------

    Article XV.       Delegation of Powers....................................................................   81
                      --------------------

    15.1     Delegation of Powers to ABRA and to Trustee......................................................   81
             -------------------------------------------
    15.2     Delegation of Powers By Related Businesses.......................................................   81
             ------------------------------------------
    15.3     Fees Charged Certain ABA Nonmembers..............................................................   81
             -----------------------------------

    Article XVI.      Miscellaneous...........................................................................   82
                      -------------

    16.1     Governing Law....................................................................................   82
             -------------
    16.2     Limitation of Participant Rights.................................................................   82
             --------------------------------
    16.3     Allocation of Responsibilities Among Fiduciaries.................................................   82
             ------------------------------------------------
    16.4     Plan Administrator...............................................................................   83
             ------------------
    16.5     Indemnification of ABRA Directors and Pre-1992 Trustees..........................................   84
             -------------------------------------------------------
    16.6     Claims Procedure.................................................................................   85
             ----------------
    16.7     Nontransferability of Benefits...................................................................   85
             ------------------------------
    16.8     Payment of Expenses..............................................................................   85
             -------------------
    16.9     Failure of Employer Plan to Qualify..............................................................   86
             -----------------------------------

    Article XVII.     Limitations on Contributions............................................................   86
                      ----------------------------

    17.1     Basic Limitation.................................................................................   86
             ----------------
    17.2     Limitation with Other Defined Contribution Master or Prototype Plans.............................   86
             --------------------------------------------------------------------
    17.3     Use of Estimated Compensation....................................................................   87
             -----------------------------

    17.4     Determination of Excess Amount in Special Case...................................................   87
             ----------------------------------------------
    17.5     Disposal of Excess Amount........................................................................   87
             -------------------------
    17.6     Limitation with Other Defined Contribution Plan (Other Than Master or Prototype).................   88
             --------------------------------------------------------------------------------
    17.7     Limitation with Defined Benefit Plan.............................................................   88
             ------------------------------------
    17.8     Definitions......................................................................................   89
             -----------

    Article XVIII.      Direct Rollovers......................................................................   93
                        ----------------

    18.1     General Rule.....................................................................................   93
             ------------
    18.2     Definitions......................................................................................   93
             -----------

                            AMERICAN BAR ASSOCIATION

                             MEMBERS RETIREMENT PLAN



         Article I.        Establishment of the Plan
         ----------        -------------------------

         1.1  Promulgation of Plan. This Plan is a master plan sponsored by the
              --------------------
American Bar Retirement Association ("ABRA") and is known as the American Bar Association Members Retirement Plan. The Employer, by executing the Participation Agreement, has adopted the Plan to provide retirement and disability benefits for its Employees who are eligible to participate in the Plan. The Plan is designed to meet the requirements of the Code and ERISA, and any other act relating thereto which may hereafter be enacted. It replaces the form of the Plan that received favorable opinion letters, issued by the Internal Revenue Service dated February 26, 1992, November 10, 1992 and July 29, 1992.

         1.2  Implementation of Plan. ABRA has entered into a trust agreement
              ----------------------
with the Trustee to implement the Employer Plans of Employers that adopt the Plan and the employer plans of employers that adopt the American Bar Association Members Defined Benefit Pension Plan. The name of the Trust is the American Bar Association Members Retirement Trust and its provisions are incorporated herein by reference and made a part hereof. All employers adopting the Plan must use the Trust as their sole funding vehicle. The employer becomes a party to the Trust by executing the Participation Agreement.

         1.3  Substitution of Plan for Preexisting Plan. The Plan may be adopted
              -----------------------------------------
by an Employer in substitution for any preexisting master, prototype or individually designed Qualified Plan, if this Plan as adopted would provide a benefit to each Participant immediately after adoption (if the Employer Plan then terminated) which is at least equal to the benefit the Participant would have been entitled to receive under the Preexisting Plan (if it had then terminated). In the case of any such substitution, the funds held for the Preexisting Plan shall be transferred to the Trustee as soon as practicable and credited to the appropriate Accounts of the Participants and invested in accordance with Article VII as though they were contributions made under this Plan.

         1.4  Paired Plans.
              ------------

              (a)  Paired Plans Generally. The standardized form of (i) the
                   ----------------------
         Defined Contribution Pension Plan, (ii) the Profit Sharing Plan, (iii) the Target Benefit Plan and (iv) the American Bar Association Members Defined Benefit Pension Plan shall be treated as paired plans with respect to an Employer to the extent that the Employer adopts any combination of such plans. Each Employer Plan by itself, or the Employer Plans together, will meet the nondiscrimination rules of Code
         Section 401(a)(4), the contribution limitations of Code Section 415 and the top-heavy provisions of Code Section 416.

              (b)  Specific Restrictions for Paired Plans. If the Employer
                   --------------------------------------
         adopts more than one of the standardized forms described in subsection
         (a), and thus is considered to maintain paired plans, the restrictions of this subsection shall apply for Plan Years beginning after December 31, 1992. The Employer shall, in each Participation Agreement relating to the paired plans, make either of the following two elections
                                   ------
         (notwithstanding any contrary provision in the Plan relating to Minimum Contributions and to the Employer's right to make certain elections in each Participation Agreement):

                   (1) The Employer shall not fail to provide the Minimum Contribution under either of the paired plans due solely to making such Minimum Contribution to the other paired plan for the same Plan Year.

                   (2) The Employer shall make elections designed to benefit the same participants under each of the paired plans, and shall not be required to make the Minimum Contribution under both of the paired plans. As a result, the Employer shall, under the relevant Participation Agreements, make identical elections with respect to minimum participation requirements, entry dates and the eligibility of participants to make, receive or share in contributions.


         Article II.    Definitions
         -----------    -----------

         The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise indicated. Unless the context indicates otherwise, words of one gender include the other gender and terms in the singular include the plural.

         2.1  Accounts. "Accounts" means all the accounts maintained for a
              --------
particular Participant under the Employer Plan, namely the Employer Account, the 401(k) Employer Account, the 401(k) Salary Deferral Account, the Matching Contribution Account, the Post-Tax Employee Contribution Account, and the Prior Plan Account.

         2.2  Actual Contribution Percentage. "Actual Contribution Percentage"
              ------------------------------
means the average of the actual contribution ratios (calculated separately for each Participant in a specified group) of the sum of (a) the Matching Contributions (other than Qualified Matching Contributions taken into account under Section 5.7); (b) the Post-Tax Employee Contributions; (c) the Qualified Nonelective Contributions not taken into account under the Actual Deferral Percentage test of Section 5.3; and (d) the Elective Contributions not taken into account under the Actual Deferral Percentage test of Section 5.3, for each Plan Year, divided by the Participant's Compensation for such Plan Year. In addition, forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to a Participant's Accounts generally shall be taken into account in the year in which such forfeitures are allocated. However, Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions shall not be taken into account. The actual contribution ratios and the Actual Contribution Percentage for each group shall be calculated to the nearest of one-hundredth of one percent.

         2.3  Actual Deferral Percentage. "Actual Deferral Percentage" means the
              --------------------------
average of the actual deferral ratios (calculated separately for each Participant in a specified group) of the amount of Elective Contributions (including Qualified Nonelective Contributions and Qualified Matching Contributions treated as Elective Contributions under Section 5.7) made on behalf of each Participant for the Plan Year to the Participant's Compensation for the Plan Year. In determining the actual deferral ratio, Excess Elective Deferrals of Highly Compensated Employees shall be considered Elective Contributions, but Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the Employer Plan or other plans of the Employer shall not be considered Elective Contributions. Elective Contributions shall not include Elective Contributions taken into account under the Actual Contribution Percentage test of Section 6.4, provided that the Actual Deferral Percentage test of Section 5.3 is satisfied both with and without the exclusion of such Elective Contributions. The actual deferral ratios and the Actual Deferral Percentage for each group shall be calculated to the nearest one-hundredth of one-percent of the Participant's Compensation. The actual deferral ratio of a Participant who makes no Elective Contributions shall be zero.

         2.4  Adjustment Factor. "Adjustment Factor" means the cost-of-living
              -----------------
adjustment prescribed by the Secretary of Treasury under Code Section 415(d) for each year beginning after December 31, 1987.

         2.5  American Bar Association Members Defined Benefit Pension Plan. The
              -------------------------------------------------------------
"American Bar Association Members Defined Benefit Pension Plan" is a master plan sponsored by ABRA, designed to meet the requirements of the Code and ERISA that apply to Qualified Defined Benefit Plans.

         2.6  Annuity Starting Date. "Annuity Starting Date" means the first day
              ---------------------
of the first period as to which a benefit under the Plan is payable as an annuity or, in the case of a benefit under the Plan not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to the Plan benefit.

         2.7  Beneficiary. "Beneficiary" means the person or persons or trust or
              -----------
entity, designated under Section 9.1, and in accordance with Code Section 401(a)(9), to receive any benefits payable under the Plan after the death of a Participant.

         2.8  Break in Service. "Break in Service" means a 12-consecutive-month
              ----------------
period beginning on an Employee's Employment Commencement Date in which he or she does not complete more than 500 Hours of Service with the Employer. Each such 12-month period shall constitute a one-year Break in Service. For purposes of determining whether an Employee has incurred a Break in Service, the Employee shall be credited with up to 501 Hours of Service for any period of absence resulting from pregnancy, the birth or adoption of a child or the care of the child following its birth or adoption. The Employee shall receive credit for the number of Hours of Service that would otherwise have been credited to him or her during such absence, or if that number cannot be determined, eight Hours of Service for each day of such absence. Such Hours of Service shall be credited to the Employee for the 12 consecutive month period beginning on his or her Employment Commencement Date during which the absence begins or, if the Employee would not otherwise have incurred a Break in Service for that 12-month period, for the following such 12-month period.

         2.9  Business Day. "Business Day" means any day on which the New York
              ------------
Stock Exchange is open for trading and on which the Insurer's home office (or, as of January 1, 1992, State Street's principal office) is open for business. Any Notice to the Trustee received after 3:00 p.m. (Eastern time) shall be deemed received on the next Business Day.

         2.10 Cash Refund Annuity. "Cash Refund Annuity" means an annuity
              -------------------
payable during the lifetime of a Participant, with a single-sum payment at his or her death to his or her Beneficiary equal to the excess, if any, of the amount applied to provide the annuity over the sum of the annuity payments made during the Participant's lifetime.

         2.11 Code. "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         2.12 Collective Trust. "Collective Trust" means the American Bar
              ----------------
Association Members/State Street Collective Trust, a group trust established by State Street under a declaration of trust dated as of August 8, 1991, as amended and in effect from time to time.

         2.13 Compensation. "Compensation" of a Participant for Plan Years
              ------------
beginning before January 1, 1991 means total W-2 earnings from the Employer, and for Plan Years beginning after December 31, 1990 means one of the following definitions (as elected by the Employer in the Participation Agreement):

              (a)  Information Required to be Reported under Code Sections
                   -------------------------------------------------------
         6041,6051 and 6052 ("wages, tips and other compensation" box on Form
         ------------------
         W-2). Compensation means wages as defined in Code Section 3401(a) and all other compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish to the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

              (b)  Code Section 3401(a) Wages. Compensation means wages as
                   --------------------------
         defined in Code Section 3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

              (c)  415 Safe-Harbor Compensation. Compensation means wages,
                   ----------------------------
         salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a "nonaccountable plan" as described in Income Tax Regulations Section 1.62-2(c)), and excluding the following:

                   (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                   (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                   (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                   (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

         For any Participant who is a Self-Employed Individual, Compensation means the amount of his or her Earned Income from the Employer for the Plan Year. Compensation shall include only that compensation that is actually paid or made available to the Participant during the Plan Year, which shall be the determination period for the purpose of calculating each Participant's Compensation. A Participant's Compensation for the Plan Year during which he or she first becomes a Participant shall include only amounts earned since the Entry Date as of which he or she became a Participant.

         Notwithstanding the definition selected by the Employer and described above, several adjustments to the definition of Compensation shall be made:
First, Compensation shall include any amount which is contributed by the Employer under a salary reduction agreement and which is not includable in the gross income of the Participant under Code Section 125, 402(e)(3), 402(h)(1)(B) or 403(b). Second, if so elected by the Employer in the Participation Agreement (if this election is available under the agreement, and regardless of whether the Employer's contributions under the Employer Plan are integrated with the Employer's Social Security contributions), Compensation shall not include all of the following (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits. Third, if so elected by the Employer in the Participation Agreement (if this election is available under the agreement, and only if the Employer's contributions under the Employer Plan are not integrated with the Employer's Social Security contributions), Compensation shall not include bonuses, overtime pay, and/or other forms of compensation specified by the Employer in the agreement. The exclusions described in the preceding two sentences shall apply only for purposes of calculating contributions (other than the Minimum Contribution in the case of the second of the two exclusions) and the allocation of forfeitures under Articles IV, V and VI.

         The amount of Compensation of each Participant for any Plan Year that will be taken into account for determining all benefits under the Employer Plan shall be limited to $200,000 of such Compensation. The limit shall be multiplied by the Adjustment Factor for the calendar year during which the Plan Year begins, and the first adjustment shall be for Plan Years beginning in 1990. If the period for determining Compensation used in calculating an Employee's allocation for a Plan Year is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. For purposes of the $200,000 limit, all Qualified Plans maintained by the Employer or a Related Employer shall be treated as a single plan.

         If compensation for any prior Plan Year is taken into account in determining an Employee's allocations or benefits for the current Plan Year, the compensation for such prior Plan Year is subject to the applicable annual compensation limit in effect for that prior Plan Year. For this purpose, the applicable annual compensation limit for Plan Years beginning before January 1, 1990 is $200,000.

         In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(A)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         In determining the Compensation of a Participant for the purpose of applying the $150,000 or $200,000 limit, the rules of Code Section 414(q)(6) shall apply, except that, in applying such rules, the term "family" shall include only the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the $150,000 or $200,000 limitation is exceeded, then (except for purposes of determining Covered Compensation with respect to a Participant under Section 4.3) the $150,000 or $200,000 limitation shall be prorated among the Participant and his or her Family Members in proportion to each such individual's Compensation as determined before the application of the $150,000 or $200,000 limitation.


         2.14 Defined Contribution Pension Plan.  "Defined Contribution Pension
              ---------------------------------
Plan" means an Employer Plan under which contributions are made on the basis of
Section 4.1(b).

         2.15 Disability. "Disability" means the inability of a Participant to
              ----------
perform the usual duties of his or her employment with the Employer by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration (presumably for life), as determined by the Employer on the basis of either (a) a written determination by the Social Security Administration that disability payments under the Social Security Act have been approved, or, (b) if a Social Security determination has not been issued, other suitable evidence acceptable either to the Insurer (for Employer determinations made before January 1, 1992) or to the Trustee (for Employer determinations made after December 31, 1991).

         2.16 Earned Income. "Earned Income" means net earnings from
              -------------
self-employment (as defined in Code Section 1402(a)) with respect to a trade or business in which a Self-Employed Individual is compensated for personal services which are actually rendered by him or her and are a material income-producing factor in the Employer's business for which the Employer Plan is established. With the exception of the salary reduction amounts described in the definition of Compensation, the Earned Income for any Plan Year of any Participant who is a Self-Employed Individual shall be determined without regard to any items not includible in gross income for federal income tax purposes or to the deductions related to such items and shall be reduced by any amount which constitutes an Employer contribution to any Qualified Plan maintained by the Employer to the extent that the Employer is allowed a deduction for such contribution under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

         2.17 Effective Date.  "Effective Date" means the date specified in the
              --------------
Participation Agreement as of which the Employer Plan is to become effective.

         2.18 Elective Contributions. "Elective Contributions" means Employer
              ----------------------
contributions made to a plan that were subject to a cash or deferred election under a cash or deferred arrangement (whether or not such arrangement is a qualified 401(k) arrangement). No amount that has become currently available to an Employee or that is designated or treated, at the time of deferral or contribution, as a Post-Tax Employee Contribution may be treated as an Elective Contribution.

         2.19 Elective Deferrals. "Elective Deferrals" for a taxable year means
              ------------------
the sum of the following: (a) any Elective Contribution under a qualified 401(k) arrangement to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code Section 402(a)(8); (b) any employer contribution to a simplified employee pension (as defined in Code Section 408(k)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code Section 402(h)(1)(B); (c) any employer contribution to an annuity contract under Code Section 403(b) under a salary reduction agreement (within the meaning of Code Section 3121(a)(5)(D)) to the extent such contribution is not includible in the individual's gross income for the taxable year on account of Code Section 403(b); (d) any employee contribution designated as deductible under a trust described in Code Section 501(c)(18) to the extent that such contribution is deductible from such individual's income for the taxable year on account of Code
Section 501(c)(18). For purposes of this definition, such employee contribution shall be treated as though it were excluded from the individual's gross income. Elective Deferrals shall not include any deferrals properly distributed as an Excess Amount (as defined in Section 17.8(g)).

         2.20 Employee. "Employee" means any person (including a Self-Employed
              --------
Individual) who derives Compensation from the Employer or from a Related Employer, including each Leased Employee. An independent contractor is not an Employee. For purposes of allocation of the Employer contribution and forfeitures, the term "Employee" shall not include any person (a) who is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between "employee representatives" and one or more employers, including the Employer, if retirement benefits were the subject of good-faith bargaining (provided that not more than 2% of the employees of the Employer who are covered under the agreement are professionals as defined in Income Tax Regulations Section 1.410(b)-9), and which agreement does not provide for participation in the Plan, or (b) who is a nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) and receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)). The term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

         2.21 Employer. "Employer," except as otherwise defined in Section 17.8
              --------
for purposes of Article XVII, means any entity that signs the Participation Agreement as Employer, including (a) any sole practitioner, partnership, corporation or association engaged in the practice of law, provided that the sole practitioner or at least one partner of the partnership or one shareholder of the corporation is a member or associate of the American Bar Association or of a Qualified Bar Association, (b) the American Bar Association, (c) any Qualified Bar Association, and (d) any organization that does not engage in the practice of law but is closely associated with the legal profession, that receives the approval of ABRA, and that has as an owner or a member of its governing board a member or associate of the American Bar Association. The term "Employer" shall also include any successor to the entity that has adopted the Plan if such successor has agreed, or is required by operation of law, to continue the Plan and Trust.

         For purposes of the Plan, a sole practitioner is deemed to be his or her own Employer and a partnership is deemed to be the Employer of each Self-Employed Individual. Upon the death of an Employer who is a sole practitioner, Section 13.1 shall apply and all duties and responsibilities of the Employer under the Plan shall be assumed by a person or persons designated by the executor or administrator of the estate of the deceased Employer.

         An Employee's Service shall include any period of employment with a Related Employer, and all employees employed by the Employer or by a Related Employer shall be treated as employed by a single employer.

         2.22 Employer Account. "Employer Account" means the account maintained
              ----------------
for the Employer contributions made on behalf of a Participant under Section 4.1 (other than the portion of such contributions designated by the Employer as Qualified Nonelective Contributions or Qualified Matching Contributions under Sections 5.7 and/or 6.5 and allocated to Participants' 401(k) Employer Accounts), after adjustment for earnings, changes in market value, fees, expenses and distributions, if any.

         2.23 Employer Plan. "Employer Plan" means the Plan as adopted and
              -------------
maintained by an Employer, with the provisions specified in the Employer's Participation Agreement.

         2.24 Employment Commencement Date. "Employment Commencement Date" means
              ----------------------------
the day on which an Employee performs his or her first Hour of Service upon his or her employment or reemployment by the Employer, and any anniversary of that day.

         2.25 Entry Date. "Entry Date" means the Effective Date and each other
              ----------
date specified by the Employer in the Participation Agreement.

         2.26 ERISA. "ERISA" means the Employee Retirement Income Security Act
              -----
of 1974, as amended.

         2.27 Excess Aggregate Contributions. "Excess Aggregate Contributions"
              ------------------------------
means, with respect to any Plan Year, the excess of:

              (a) The aggregate amounts taken into account in computing the Actual Contribution Percentage made on behalf of Highly Compensated Employees for such Plan Year, over

              (b) The maximum amounts permitted by the Actual Contribution Percentage test of Section 6.4 (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Actual Contribution Percentages beginning with the highest of such percentages).

         2.28 Excess Contributions. "Excess Contributions" means, with respect
              --------------------
to any Plan Year, the excess of:

              (a) The aggregate amounts actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

              (b) The maximum amounts of such contributions permitted by the Actual Deferral Percentage test of Section 5.3 (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Actual Deferral Percentages, beginning with the highest of such percentages).

         2.29 Excess Elective Deferrals. "Excess Elective Deferrals" means the
              -------------------------
amount of Elective Deferrals in a taxable year in excess of the dollar limitation under Code Section 402(g) that are includable in a Participant's gross income under such Section, and which are allocated by a Participant to his or her 401(k) Salary Deferral Account under the claim procedures set forth in
Section 5.6. Excess Elective Deferrals shall be treated as Annual Additions (as defined in Section 17.8(b)) under the Employer Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

         2.30 Family Member. "Family Member" means an individual who is
              -------------
described in Code Section 414(q)(6) and shall include any individual who is a member of a Highly Compensated Employee's family, provided that the Highly Compensated Employee is (a) a Five Percent Owner or (b) a member of a group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the Plan Year. For purposes of the foregoing, the term "family" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         2.31 Fiduciary. "Fiduciary" means the Board of Directors of ABRA, the
              ---------
Plan Administrator, the Trustee, the Insurer (before January 1, 1992) and each Investment Manager.

         2.32 Fiscal Year. "Fiscal Year" means the taxable year of the Employer
              -----------
for Federal income tax purposes.

         2.33 Five Percent Owner. "Five Percent Owner" means, in the case of an
              ------------------
Employer that is not a corporation, a person who owns more than 5% of the capital or profits interest in the Employer and, in the case of an Employer that is a corporation, a person who owns (or is considered to own within the meaning of Code Section 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer.

         2.34 401(k) Employer Account. "401(k) Employer Account" means the
              -----------------------
account maintained for Qualified Nonelective Contributions and Qualified Matching Contributions made on behalf of a Participant, after adjustment for earnings, changes in market value, and distributions, if any.

         2.35 401(k) Salary Deferral Account. "401(k) Salary Deferral Account"
              ------------------------------
means the account maintained for Elective Contributions of a Participant under
Section 5.2, after adjustment for earnings, changes in market value, distributions and withdrawals, if any.

         2.36 Highly Compensated Employee. "Highly Compensated Employee" means
              ---------------------------
an Employee described in Code Section 414(q) and includes highly compensated active Employees and highly compensated former Employees. A highly compensated active Employee includes an Employee who performs service for the Employer during the determination year and who, during the look-back year:

              (a) Received Compensation from the Employer in excess of $75,000 (as adjusted by the Adjustment Factor for that year);

              (b) Received Compensation from the Employer in excess of $50,000 (as adjusted by the Adjustment Factor for that year) and was a member of the top-paid group for such year; or

              (c) Was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A).

         The term Highly Compensated Employee also includes any Employee (i) who is described in the preceding sentence if the term "determination year" is substituted for the term "look-back" year and who is among the 100 Employees who received the most Compensation from the Employer during the determination year, or (ii) who is a Five Percent Owner at any time during the look-back year or determination year.

         If no officer has satisfied the compensation requirement of subsection
(c) during either the determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

         A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the Five Percent Owner or top-10 Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and Five Percent Owner or top-10 Highly Compensated Employee.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Code
Section 414(q) and the regulations thereunder.

         2.37     Hour of Service.  "Hour of Service" means each hour for which:
                  ---------------

                  (a) An Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties,

                  (b) An Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, holiday, sickness, incapacity, disability, layoff, jury duty, military duty or paid leave of absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated), unless such payment is solely for the purpose of complying with applicable worker's compensation or disability insurance laws, and

                  (c) Back pay for an Employee, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

         Hours of Service for the performance of duties will be credited to an Employee for the period of time in which the duties were performed, and Hours of Service for reasons other than the performance of duties or for back pay will be credited to the Employee for the period of time to which such hours related, but there will be no duplication in the crediting of Hours of Service. Hours of Service shall be determined and credited in a manner consistent with Section 2530.200b-2 of the Department of Labor Regulations.

         To the extent that the Employer does not keep records of actual Hours of Service, the Hours of Service to be credited to an Employee shall be calculated on the basis of one of the following methods (as elected by the Employer in the Participation Agreement):

              Method A. Hours of Service: One hour for each Hour of Service.
              --------

              Method B. Days of Service: 10 hours for each day for which he
              --------
         or she would be entitled under Method A to receive credit for at least one Hour of Service.

              Method C. Weeks of Service: 45 hours for each week for which
              --------
         he or she would be entitled under Method A to receive credit for at least one Hour of Service.

              Method D. Months of Service: 190 hours for each month for
              --------
         which he or she would be entitled under Method A to receive credit for at least one Hour of Service.

In no event shall more than 501 Hours of Service be credited to an Employee for any single continuous period during which duties are not performed by the Employee.

         2.38 Insurer. "Insurer" means The Equitable Life Assurance Society of
              -------
the United States.

         2.39 Investment Manager. "Investment Manager" means a person or entity
              ------------------
who is defined as such in ERISA Section 3(38) and who serves as such with respect to all or any portion of the Trust assets.

         2.40 Investment Options. "Investment Options" means the investment
              ------------------
options established under the Trust in which monies received by the Trustee are invested.

         2.41 Joint and Survivor Annuity. "Joint and Survivor Annuity" means an
              --------------------------
annuity payable for the life of a Participant with a survivor annuity for the life of his or her Beneficiary which is equal to a percentage of the amount of the annuity payable during the joint lives of the Participant and his or her Beneficiary. The percentage of the survivor annuity may be any whole percentage from 50% through 100% (but only 50% or 100% for annuity payments that begin after December 31, 1991), as designated by the Participant.

         2.42 Joint and Survivor Annuity-Period Certain. "Joint and Survivor
              -----------------------------------------
Annuity-Period Certain" means an annuity payable during the joint lifetime of a Participant and his or her Beneficiary, and continuing during the remaining lifetime of the survivor or until the end of a specified period, whichever is later. After the survivor's death, any payments coming due shall be paid to the next succeeding Beneficiary. The specified period may be 5, 10, 15 or 20 years, and the percentage of the survivor annuity may be any whole percentage from 50% through 100% (but only 50% or 100% for annuity payments that begin after December 31, 1991), as designated by the Participant.

         2.43 Key Employee. "Key Employee" means, with respect to any particular
              ------------
Plan Year, any Participant who, at any time during that Plan Year or any of the four preceding Plan Years (or, if less, all preceding Plan Years), is any of the following:

              (a) An officer of the Employer or of a Related Employer who receives Compensation in excess of 50% of the dollar limitation in effect at that time under Code Section 415(b)(1)(A), provided that no more than 50 Employees (or, if less, the greater of three or 10% of all Employees), excluding those Employees who are described in Code Section 414(q)(8), shall be treated as officers for purposes of this subsection;

              (b) An Employee who owns (or is considered to own within the meaning of Code Section 318) both more than a 1/2% interest and one of the 10 largest interests in the Employer and who receives Compensation in excess of the dollar limitation in effect from time to time under Code Section 415(c)(1)(A);

              (c) A Five Percent Owner; or

              (d) An Employee who receives Compensation from the Employer of more than $150,000 and who would be described in the definition of Five Percent Owner if "1%" were substituted for "5%."

         For purposes of applying Code Section 318 to subsection (b) above, Code
Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%." In addition, the rules of Code Sections 414(b), (c) and (m) shall not apply for purposes of determining percentage ownership in the Employer under this Section.

         2.44 Leased Employee. "Leased Employee" means any person (other than a
              ---------------
common-law employee of the Employer) who, under an agreement between the Employer and any leasing organization, has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for at least one year, provided that the services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization that are attributable to the services performed for the Employer shall be treated as provided by the Employer.

         The term Leased Employee shall not include any person who would otherwise be described in the preceding paragraph if Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii) and the person is covered by a money-purchase pension plan maintained by the leasing organization that provides (i) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code Section 415(c)(3)), but including amounts contributed under a salary reduction agreement that are excludable from the person's gross income under Code Section 125, 402(e)(3), 402(h)(1)(B) or 403(b),
(ii) immediate participation and (iii) full and immediate vesting.

         2.45 Life Annuity. "Life Annuity" means a straight life annuity payable
              ------------
in equal installments during the lifetime of a Participant or, if applicable, his or her spouse or other Beneficiary that terminates upon the death of the Participant, his or her spouse, or other Beneficiary (as applicable).

         2.46 Life Annuity-Period Certain. "Life Annuity-Period Certain" means
              ---------------------------
an annuity payable during the lifetime of a Participant or until the end of a specified period, whichever is later. After the Participant's death, any payments coming due shall be paid to his or her Beneficiary. The specified period may be 5, 10, 15 or 20 years, as designated by the Participant.

         2.47 Matching Contribution Account. "Matching Contribution Account"
              -----------------------------
means the account maintained for Matching Contributions (other than Qualified Matching Contributions) made to this Plan on behalf of a Participant, after adjustment for earnings, changes in market value, distributions and withdrawals, if any.

         2.48 Matching Contributions. "Matching Contributions" means any
              ----------------------
contributions to a Qualified Defined Contribution Plan made by the Employer for the Plan Year and allocated to an Employee's account under such Qualified Plan by reason of such Employee's Post-Tax Employee Contributions or Elective Contributions to that plan. Any forfeiture allocated on the basis of Post-Tax Employee

Contributions, Elective Contributions or Matching Contributions shall also be considered a Matching Contribution.

         2.49 Members. "Members" means the members, from time to time, of the
              -------
Board of Governors of the American Bar Association, who are the sole corporate members of ABRA.

         2.50 Minimum Contribution. "Minimum Contribution" means the Employer
              --------------------
contribution determined in accordance with the following rules as to a particular Plan Year:

              (a) Except as otherwise provided under subsections (c), (d) and (e), the Employer contributions (under Article IV) and forfeitures (under Article X) allocated on behalf of each Participant who is not a Key Employee shall not be less than 3% of the Participant's Compensation (or, if less, and if the Employer has no Qualified Defined Benefit Plan that designates the Employer Plan to satisfy the minimum contribution/benefit requirements of Code Section 416, the largest percentage of Employer contributions and forfeitures, as a percentage of Key Employee's Compensation as limited by Code Section 401(a)(17), allocated on behalf of any Key Employee for that Plan Year). The Minimum Contribution shall be determined without regard to Social Security contributions, Elective Contributions and Matching Contributions.

              (b) The Minimum Contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation (or would have received a lesser allocation) for the Plan Year because of the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan).

              (c) The Minimum Contribution shall not be made for a Participant who is not employed by the Employer on the last day of the Plan Year, if such a last-day requirement otherwise applies under the Employer Plan.

              (d) The Minimum Contribution shall not be made for a Participant to the extent that the Participant is covered under another Qualified Plan (or Plans) of the Employer and the Employer has elected in the nonstandardized Participation Agreement that the minimum contribution and benefit requirements of Code Section 416 shall be satisfied by such other Qualified Plan (or Plans).

              (e) The Minimum Contribution shall not be made if the Employer has elected under Section 4.4 to determine whether the Employer Plan is Top-Heavy for each Plan Year and the

         Employer Plan is in fact determined not to be Top-Heavy for that Plan Year.

              (f) If subsection (a) applies (but the exceptions in subsections
         (c), (d) and (e) do not apply), and the Employer adopts more than one form of the Plan, the Employer Plan under which the Minimum Contribution shall be made shall be determined under Section 4.1.

              (g) The figure "5%" shall be substituted for "3%" in subsection (a) if the Employer has also adopted the American Bar Association Members Defined Benefit Pension Plan, both such plan and the Employer Plan are "Top-Heavy" (within the meaning of Section 4.4), and the Employer elects to make the Minimum Contribution under the Employer Plan.

         2.51 Nonhighly Compensated Employee. "Nonhighly Compensated Employee"
              ------------------------------
means an Employee who is neither a Highly Compensated Employee nor a Family Member.

         2.52 Normal Retirement Age. "Normal Retirement Age" means age 65 or a
              ---------------------
lesser age specified by the Employer in a Participation Agreement relating to a Defined Contribution Pension Plan.

         2.53 Notice to the Trustee. "Notice to the Trustee" or "Notice" means
              ---------------------
any written notice, designation, or election under the Plan by the Employer, a Participant or a Beneficiary, made on the appropriate form provided by, or acceptable to, the Trustee and delivered to the Trustee or the Trustee's designated agent. Participant and Beneficiary Notices shall be submitted by the individual giving the Notice to the Employer for transmittal to the Trustee or the Trustee's designated agent provided that, if such Notice is being given at a time when it is impractical or impossible for transmittal to be made by the Employer (or if such Notice is given before January 1, 1992 under Section 13.2 or Section 8.2), the individual giving the Notice may submit it directly to the Trustee or the Trustee's designated agent along with a satisfactory explanation of such impossibility or impracticality. Notice to the Trustee shall be deemed to have been given on the date of its receipt (determined in accordance with rules established by the Trustee) at the address specified by the Trustee or the Trustee's designated agent.

         2.54 Owner-Employee. "Owner-Employee" means any person who owns more
              --------------
than 10% of the capital or profits interest in the Employer, if that Employer is other than a corporation.

         2.55 Participant. "Participant" means any Employee who becomes a
              -----------
Participant in accordance with Article III, including any former Employee who is receiving or will receive benefits under the Plan.

         2.56 Participation Agreement. "Participation Agreement" means the
              -----------------------
agreement (in the form approved by the Trustee for such purpose) under which the Employer has adopted this Plan as its retirement plan, and has become an Employer under the Trust forming a part of the Plan. The provisions of the Participation Agreement are incorporated by reference and are a part of the Employer Plan.

         2.57 Period of Vesting Service. "Period of Vesting Service" means a
              -------------------------
period of Service beginning on an Employee's Employment Commencement Date and ending on his or her first Severance from Service Date which is followed by a Period of Severance of at least 12 months. Periods of Vesting Service before the Effective Date (or, if applicable, the effective date of a Preexisting Plan) shall be disregarded in determining a Participant's Vested Portion unless the Employer has specified otherwise in the Participation Agreement. If a Participant whose Severance from Service Date occurred before he or she had any Vested Portion is reemployed by the Employer, his or her prior Periods of Vesting Service will be disregarded if his or her Period of Severance is at least five years and it equals or exceeds his or her aggregate prior Periods of Vesting Service.

         2.58 Period of Severance. "Period of Severance" means the period
              -------------------
commencing on an Employee's Severance from Service Date and, if applicable, ending on the date of his or her subsequent reemployment by the Employer.

         2.59 Plan. "Plan" means the "American Bar Association Members
              ----
Retirement Plan," as amended from time to time.

         2.60 Plan Administrator.  "Plan Administrator" means, with respect to
              ------------------
 each Employer Plan, the Employer, whose duties as a Fiduciary are set forth in
Article XVI.

         2.61 Plan Year.  "Plan Year" means the Employer's Fiscal Year.
              ---------

         2.62 Post-Tax Employee Contributions. "Post-Tax Employee Contributions"
              -------------------------------
means Employee after-tax contributions which, if made to this Plan, shall be allocated to the Post-Tax Employee Contribution Account of a Participant in accordance with Section 6.2.

         2.63 Post-Tax Employee Contribution Account. "Post-Tax Employee
              --------------------------------------
Contribution Account" means the Account maintained for Post-Tax Employee Contributions after adjustment for earnings, changes in market value, fees, expenses, distributions and withdrawals, if any.

         2.64 Predecessor Organization. "Predecessor Organization" means any
              ------------------------
entity:
                  (a) With which the Employer shows significant continuity of ownership, business or workforce; or

                  (b) Which is determined to be a predecessor organization under regulations issued by the Secretary of Treasury.

         2.65 Preexisting Plan. "Preexisting Plan" means a plan for which this
              ----------------
Plan has been substituted in accordance with Section 1.3.

         2.66 Prior Plan Account. "Prior Plan Account" means the account
              ------------------
established and maintained for amounts attributable to employer contributions under another Qualified Plan under Article XIV, after adjustment for earnings, changes in market value and distributions, if any.

         2.67 Profit Sharing Plan. "Profit Sharing Plan" means an Employer Plan
              -------------------
under which contributions are made on the basis of Section 4.1(a).

         2.68 Qualified Bar Association. "Qualified Bar Association" means an
              -------------------------
organization of lawyers represented in the House of Delegates of the American Bar Association.

         2.69 Qualified Defined Benefit Plan. "Qualified Defined Benefit Plan"
              ------------------------------
means a defined benefit plan that is a Qualified Plan.

         2.70 Qualified Defined Contribution Plan. "Qualified Defined
              -----------------------------------
Contribution Plan" means a defined contribution plan that is a Qualified Plan.

         2.71 Qualified Domestic Relations Order. "Qualified Domestic Relations
              ----------------------------------
Order" means a judicial order that falls within the terms of Code Section 414(p), as determined by the Plan Administrator, or any domestic relations order entered before 1985 that the Plan Administrator elects to treat as a qualified domestic relations order within the meaning of Code Section 414(p).

         2.72 Qualified Joint and Survivor Annuity. "Qualified Joint and
              ------------------------------------
Survivor Annuity" means an immediate annuity payable for the life of the Participant with a survivor annuity for the life of his or her spouse (to whom the Participant is married or is treated under a Qualified Domestic Relations Order as being married when his or her benefit payments begin, except as otherwise provided under a Qualified Domestic Relations Order), that is equal to 100% of the amount of the annuity payable during the joint lives of the Participant and his or her spouse. However, effective January 1, 1993, a Participant may elect that the survivor annuity payable be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her spouse. If such election is not made, however, the survivor annuity shall be 100%. For purposes of this Section, the actuarial value of the joint and survivor annuity shall be equal to the aggregate balance in the Participant's Accounts.

         2.73 Qualified Matching Contribution. "Qualified Matching
              -------------------------------
Contribution," in accordance with applicable Income Tax Regulations, means any Matching Contribution to a Qualified Plan of the Employer made by the Employer on behalf of an Employee that (i) the Employee may not elect to receive in cash until distributed from the Qualified Plan, (ii) is 100% vested and nonforfeitable when made, and (iii) is not distributable under the terms of such Qualified Plan to Employees or their beneficiaries before the earliest of:

                  (a) Separation from service, death or disability of the Employee;

                  (b) Attainment of age 59 1/2 by the Employee in a Qualified Plan that is a profit-sharing plan;

                  (c) Termination of the Qualified Plan without establishment of a successor Qualified Defined Contribution Plan other than an "employee stock ownership plan" (as defined in Code Section 4975(e) or 409) or a "simplified employee pension" (as defined in Code Section 408(k));

                  (d) The disposition by an Employer that is a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) in the trade or business of the corporation if the Employer continues to maintain this Plan after the disposition but only with respect to Employees who continue employment with the corporation acquiring such assets; or

                  (e) The disposition by an Employer that is a corporation to an unrelated entity of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)), if the Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

Any distribution after March 31, 1988 that is triggered by subsection (c), (d) or (e) shall be made in a single-sum payment.

         2.74 Qualified Nonelective Contributions. "Qualified Nonelective
              -----------------------------------
Contributions," in accordance with Code Section 401(m)(4)(C), means any contribution to a Qualified Plan of the Employer (other than Matching Contributions) made by the Employer on behalf of an Employee that (i) the Employee may not elect to receive in cash until distributed from the Qualified Plan, (ii) is 100% vested and nonforfeitable when made, and (iii) is not distributable under the terms of such Qualified Plan to Employees or their beneficiaries before the earliest of the five events listed in the definition of Qualified Matching Contribution.

         2.75 Qualified Plan. "Qualified Plan" means a retirement plan that
              --------------
meets the requirements for qualification under Code Section 401.

         2.76 Related Employer. "Related Employer" means (a) any member of a
              ----------------
controlled group of corporations of which the Employer is a member, as defined in Code Section 414(b); (b) any other trade or business under common control of or with the Employer, as defined in Code Section 414(c); (c) any member of an affiliated service group of which the Employer is a member, as defined in Code
Section 414(m); and (d) any other entity required to be aggregated with the Employer under Code Section 414(o).

         2.77 Rollover Account. "Rollover Account" means the account established
              ----------------
and maintained for amounts attributable to Eligible Rollover Contributions (as defined in Section 18.2(a)) contributed to this Plan pursuant to Section 14.4.

         2.78 Self-Employed Individual. "Self-Employed Individual" means in any
              ------------------------
Plan Year any individual who has Earned Income for that Plan Year or who would have had Earned Income if the Employer had net profits for that Plan Year.

         2.79 Service. "Service" means any period during which an Employee is
              -------
employed by, or is the sole practitioner or a partner of, the Employer. In any case in which the Employer maintains the plan of a Predecessor Organization or adopts the Plan under Section 1.3 in substitution for a Preexisting Plan, service for such Predecessor Organization or under the Preexisting Plan shall be treated as Service for the Employer. In addition, if the Employer so elects in the Participation Agreement, service for any other Predecessor Organization may be treated as Service for the Employer.

         2.80 Severance from Service Date. "Severance from Service Date" means
              ---------------------------
the date of an Employee's retirement, termination of employment or death, the first anniversary of the commencement of an Employee's Disability or approved leave of absence from the Employer or the second anniversary of the commencement of an Employee's absence resulting from pregnancy, the birth or adoption of a child or the care of a child following its birth or adoption (or such later date as the Employer may specify by agreement with the Employee). For the purpose of applying this definition, a Self-Employed Individual shall be treated as an Employee.

         2.81 State Street. "State Street" means State Street Bank and Trust
              ------------
Company, a trust company organized and existing under the laws of The Commonwealth of Massachusetts.

         2.82 Shareholder-Employee. "Shareholder-Employee" means any individual
              --------------------
who is an employee or officer of an Employer that is an "S corporation" within the meaning of Code Section 1361(a)(1) and who owns (or is considered as owning within the meaning of Code Section 318(a)(1)) on any day of the Fiscal Year more than 5% of the Employer's outstanding stock.

         2.83 Target Benefit Plan. "Target Benefit Plan" means an Employer Plan
              -------------------
under which Employer contributions are made on the basis of Section 4.1(c).

         2.84 Trust. "Trust" means the American Bar Association Members
              -----
Retirement Trust, as amended from time to time.

         2.85 Trustee. "Trustee" means the Trustee of the Trust and any
              -------
successor Trustee or Trustees.

         2.86 Vested Portion. "Vested Portion" means an amount equal to that
              --------------
percentage of a Participant's Employer Account and a Participant's Matching Contribution Account in which the Participant's rights are nonforfeitable and fully vested, which percentage is determined by reference to the vesting schedule specified in the Participation Agreement and referenced in Article X. The term "Unvested Portion" means the balance, if any, of such Accounts. With respect to a Participant's other Accounts, the term "Vested Portion" means 100% of such Accounts.

         2.87 Year of Eligibility Service. "Year of Eligibility Service" means a
              ---------------------------
12-consecutive-month period beginning on an Employee's Employment Commencement Date in which he or she has 1,000 or more Hours of Service, regardless of whether his or her Service continues throughout such period. If an Employer under Section 3.1 elects an eligibility-service requirement of less than one Year of Eligibility Service, the 1,000-hour standard under this Section shall be pro-rated over the period of Eligibility Service elected.

         Article III.      Participation
         ------------      -------------

         3.1 Participation Requirements. An Employee will become a Participant
             --------------------------
in the Employer Plan as of the first Entry Date following his or her completion of the number of Years of Eligibility Service (not in excess of two) and attainment of the age (not in excess of 21) specified in the Participation Agreement. The Employer may not in the Participation Agreement require more than one Year of Eligibility Service unless the Employer also in the Participation Agreement specifies that Participants will vest in accordance with Schedule A under Section 10.2 (or a vesting schedule at least as favorable as Schedule A). If the Employer adopts the 401(k) arrangement described in Article V, no more than 12 months of Eligibility Service may be required for eligibility to participate in the 401(k) arrangement. An Employee who has attained at least two Years of Eligibility Service before the first day of the Plan Year beginning in 1989 shall be treated as satisfying the eligibility-service requirement (if any) under this Section as of the last day of the Plan Year beginning in 1988.

         In the event that a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred an Break in Service, such employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility will be determined under the Break in Service rules of the Plan.

         In the event an employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such employee will participate immediately if such employee has satisfied the minimum age and service requirements specified in the Participation Agreement and would otherwise previously become a Participant.

         In addition, a Prior Plan Account may be established on behalf of an Employee under Article XIV (pertaining to transfers and rollovers) even though the Employee is not yet a Participant under the Plan. Such an Employee shall be deemed a Participant for all purposes of the Plan other than Articles IV, V and
VI. On the first Entry Date as of which the Employee has satisfied the age and service requirements of this Section, he or she shall become a Participant in the Plan for all purposes.

         3.2 Exclusion of Associates. The Employer may specify in a
             -----------------------
nonstandardized Participation Agreement that attorneys who are not partners or shareholders of the Employer are not eligible to participate in the Plan despite their satisfaction of the requirements of Section 3.1.

         3.3 Exclusion of Employees of Related Businesses. The Employer may
             --------------------------------------------
specify in a nonstandardized Participation Agreement that employees of any Related Employer are not eligible to participate in the Plan despite their satisfaction of the requirements of Section 3.1.

         3.4 Exclusion of Leased Employees. The Employer may specify in a
             -----------------------------
nonstandardized Participation Agreement that Leased Employees are not eligible to participate in the Plan despite their satisfaction of the requirements of
Section 3.1.

         3.5 Exclusion of Other Employees. The Employer may specify in a
             ----------------------------
nonstandardized Participation Agreement that certain types of Employees are not eligible to participate in the Plan despite their satisfaction of the requirements of Section 3.1.

         3.6 Breaks in Service. If an Employee incurs a Break in Service, his or
             -----------------
her Years of Eligibility Service before the Break in Service shall not be taken into account for purposes of Section 3.1 if, before the Break in Service, he or she had not completed the number of Years of Eligibility Service required. If a former Employee who has completed the requirements of Section 3.1 is reemployed by the Employer (either before or after incurring a Break in Service), he or she will become a Participant or resume active participation in the Plan on the date he or she again becomes an Employee.

         3.7 Preexisting Plan. If this Plan was substituted for a Preexisting
             ----------------
Plan, each participant in the Preexisting Plan shall be a Participant in this Plan on the Effective Date.

         3.8 Participation of Sole Proprietors, Partners and Shareholders. The
             ------------------------------------------------------------
Employer may specify in a nonstandardized Participation Agreement that an Employee who is a sole proprietor, partner or shareholder may elect not to be a Participant by providing notice to the Employer before the first day of the Plan Year for which the election is to be effective. The election may be revoked at any time upon notice to the Employer before the first day of the Plan Year for which the revocation is to be effective. Notwithstanding the foregoing, effective as of the first day of the Plan Year beginning after December 31, 1988 (or as of April 1, 1989, if later), an election under this Section may be made only in the form of a one-time irrevocable election and only upon the Employee's commencement of employment or upon the Employee's first becoming eligible to participate in any Qualified Plan of the Employer. The election shall apply to the duration of the Employee's employment with the Employer. An Employee's election under this Section shall not by itself constitute a termination of the Employer Plan.

         3.9 Owner-Employee Who Controls Business. If an Owner-Employee, either
             ------------------------------------
alone or as part of a group of two or more Owner-Employees, controls both the business to which this Plan applies and one or more other unincorporated trades or businesses, he or she must establish one or more Qualified Plans with respect to such other trades or businesses and such plans when taken together with the Plan must as a single plan satisfy the requirements of Code Sections 401(a) and
(d) with respect to the employees of this and all such trades or businesses. If an Owner-Employee, either alone or as part of a group of two or more Owner-Employees, does not control the business to which the Plan applies but does control one or more other unincorporated trades or businesses, he or she must establish one or more Qualified Plans with respect to such other trades or businesses that provide contributions and benefits that are not less favorable than the contributions and benefits provided for Owner-Employees under this Plan, and the plans so established must satisfy the requirements of Code Sections 401(a) and (d).

         If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

         If an Employer has an Owner-Employee that is required by this Section to cover employees of another controlled trade or business with a Qualified Plan, then (a) the Employer must adopt the Plan by means of a nonstandardized Participation Agreement and (b) the Employer may choose to cover such employees under the Employer Plan.

         For purposes of this Section, "control" means ownership of more than 50% of the trade or business involved. For purposes of determining ownership, an Owner-Employee, or a group of two or more Owner-Employees, shall be considered to own any interest in a partnership that is owned by a partnership in which the Owner-Employee, or group of two or more Owner-Employees, owns more than 50% of the trade or business. The provisions of this Section do not apply where the only persons who would be covered by a Qualified Plan for such other unincorporated trade or business would be the Owner-Employee or group of Owner-Employees who control such other unincorporated trade or business.


         Article IV.       Employer Contributions
         -----------       ----------------------

         4.1 Employer Contributions. The Employer shall make contributions to
             ----------------------
the Trust by check or money order (or by any other method acceptable to the Trustee or the Trustee's designated agent). The amount of such contributions for each Participant for each Plan Year shall be determined on the basis of subsection (a), (b) or (c), depending on the form of Participation Agreement signed by the Employer. To adopt a Profit Sharing Plan, a Defined Contribution Pension Plan and/or a Target Benefit Plan, the Employer shall complete a separate Participation Agreement for each type of Plan adopted. Employer contributions made for each Participant on the basis of this Section for a Plan Year shall be subject to the limitations of Article XVII. In no event shall contributions made on the basis of this Section (when added to Employer contributions under Articles V and VI) exceed the maximum amount deductible by the Employer under Code Section 404.

                  (a) Profit-Sharing Plan. For each Plan Year the Employer, in
                      -------------------
         its discretion, shall determine the amount to be contributed on behalf of all Participants.

                  (b) Defined Contribution Pension Plan. For each Plan Year the
                      ---------------------------------
         Employer shall contribute for each Participant that percentage of the Compensation of such Participant that is specified in the Participation Agreement. However, for Plan Years beginning before January 1, 1992, an Employer that maintains only a Defined Contribution Pension Plan shall make at least the Minimum Contribution on behalf of each Participant for that Plan Year (unless the Employer Plan is determined under Section 4.4 not to be Top-Heavy for that Plan Year).

                  (c) Target Benefit Plan. For each Plan Year the Employer shall
                      -------------------
         contribute for each Participant the amount determined in accordance with the Target Benefit Plan Participation Agreement.

For each Plan Year, an Employer that maintains both a Profit Sharing Plan and a Defined Contribution Pension Plan shall first make its contribution under subsection (b) before making its contribution under subsection (a) for the Plan Year.

         If the Employer adopts more than one form of the Plan, the following rules shall apply in determining the Employer Plan under which the Minimum Contribution (if any) shall be made:

                  (x) If none of the Employer Plans is Top-Heavy, the Minimum Contribution requirement shall not apply.

                  (y) If only one of the Employer Plans is Top-Heavy, the Minimum Contribution shall be made under that Employer Plan.

                  (z) If one or more Participants participate in two or more Top-Heavy Employer Plans, the Minimum Contribution for such Participants shall be made to:

                           (1) The Employer Plan as to which the Employer has
                  elected to make integrated contributions; or

                           (2) The Employer Plan specified in the Participation
                  Agreements, if the Employer has not elected to make integrated contributions to any Employer Plan.

         4.2 Eligibility for Employer Contributions. The Employer may specify in
             --------------------------------------
a nonstandardized Participation Agreement that any sole proprietor, partner or shareholder who is a Participant in a Profit Sharing Plan may elect, before the close of any Plan Year, to have a reduced contribution or no contribution made by the Employer on his or her behalf for such Plan Year. Notwithstanding the foregoing, effective as of the first day of the Plan Year beginning after December 31, 1988 (or as of April 1, 1989, if later), an election under this Section may be made only in the form of a one-time irrevocable election and only upon the Employee's commencement of employment or upon the Employee's first becoming eligible to participate in any Qualified Plan of the Employer. The election shall apply to the duration of the Employee's employment with the Employer.

         A Participant with not more than 500 Hours of Service, whose employment terminates during the Plan Year and who is not employed on the last day of the Plan Year shall not share in the Employer contributions for the Plan Year. In addition, the Employer may elect in a nonstandardized Participation Agreement that a Participant must complete 1,000 Hours of Service during a Plan Year and/or be employed on the last day of the Plan Year to share in Employer contributions for that Plan Year. However, these requirements (if elected) shall not apply to the extent of the death, Disability or retirement of a Participant during a Plan Year, nor in the event that applying these eligibility rules would result in the failure of the Employer Plan to meet the requirements of Code
Section 401(a)(4), 410(b) or 401(a)(26) for the Plan Year. The 1,000 Hours of Service requirement (if elected) shall not apply with respect to Minimum Contributions. If any Plan Year is less than 12 months in length, the requirement that 1,000 Hours of Service be completed as a condition of eligibility of Participants to receive a share of the Employer's contribution shall be proportionately reduced to reflect the shorter Plan Year.

         4.3      Allocation of Employer Contributions.
                  ------------------------------------

                  (a) General Allocation Rules. Each Participant's allocable
                      ------------------------
         share (as determined below), if any, of the Employer contribution under
         Section 4.1 for a Plan Year shall be credited to his or her Employer Account (except to the extent that it is designated as a Qualified Nonelective Contribution or a Qualified Matching Contribution for that Plan Year under Sections 5.7 and/or 6.5 and is allocated to his or her 401(k) Employer Account in a Profit Sharing Plan). Subject to the limitations of Article XVII, such Employer contribution shall be allocated among the Participants who are eligible for such allocation under Section 4.2 and the terms of the Participation Agreement.

                  If the Employer has adopted a Target Benefit Plan, allocation of Employer contributions under Section 4.1(c) shall be made on the basis of the provisions in the Target Benefit Plan Participation Agreement, rather than under the remainder of this Section. If the Employer has adopted a Profit Sharing Plan and/or a Defined Contribution Pension Plan, allocation of Employer contributions under Sections 4.1(a) and 4.1(b) shall be made on the basis of Compensation and in accordance with paragraphs (c)(1) through (c)(3), the applicability of which shall depend on the extent to which the Employer has elected in the Participation Agreement to integrate its Employer Plan contributions with its contributions for Old-Age, Survivors and Disability Insurance, as well as whether the Employer has adopted a Profit Sharing Plan, a Defined Contribution Pension Plan, or both.

                  (b) Effect on Allocation of Integrating Employer
                      --------------------------------------------
         Contributions. Employer contributions under the Employer Plan shall not be integrated (with Employer Social Security contributions) if the Employer maintains any other Qualified Plan that provides integrated contributions or benefits for any of the same Participants. If the Employer elects to integrate Employer contributions and adopts only a Profit Sharing Plan or only a Defined Contribution Pension Plan, paragraphs (c)(1) through (c)(3) shall apply. If the Employer elects to integrate Employer contributions and adopts both a Profit Sharing Plan and a Defined Contribution Pension Plan, the Employer shall specify in the Participation Agreement which Employer Plan shall be integrated. Only one Employer Plan can be integrated. Paragraphs (c)(1) and (c)(2) shall apply only to the allocation of contributions under the integrated Employer Plan, and paragraph (c)(3) below shall apply to the allocation of Employer contributions under each Employer Plan.

                  If the Employer does not elect to integrate Employer
                                       ---
         contributions and adopts only a Profit Sharing Plan or only a Defined Contribution Pension Plan, paragraphs (c)(1) and (c)(3) shall apply. If the Employer does not elect to integrate Employer contributions and adopts both a Profit Sharing Plan and a Defined Contribution Pension Plan, paragraph (c)(1) shall apply only to the allocation of Employer contributions under the Plan designated under Section 4.1 to receive the Minimum Contribution, and paragraph (c)(3) shall apply to the allocation of Employer contributions under each Employer Plan.

                  (c) Allocation Steps. Each applicable step of the allocation
                      ----------------
         process shall be made only after each preceding step has been completed and only to the extent that the Employer contribution is sufficient to complete all or a part of such applicable step.

                      (1) Step One: Minimum Contribution. That portion of the
                          ------------------------------
                  Employer contribution, if any, which is equal to the Minimum Contributions for all eligible Participants (determined pursuant to Section 2.50) shall be allocated among such Participants.

                      (2) Step Two: Integrated Contribution. That portion of the
                          ---------------------------------
                  Employer contribution, if any, which does not exceed an amount determined by multiplying the "Minimum Contribution Percentage" (or, if less, the "Integrated Percentage") by the total "Covered Compensation" of all eligible Participants, shall be allocated among such Participants who have Covered Compensation. For purposes of this allocation, in the case of a Participant who has exceeded the Cumulative Permitted Disparity Limit described below, such Participant's total Compensation for the Plan Year will be taken into account.

                          (A) "Minimum Contribution Percentage" means the
                      percentage specified in the Article II definition of Minimum Contribution.

                          (B) "Integrated Percentage" means the greater of (i)
                      5.7% or (ii) the percentage equal to the rate of tax under Code Section 3111(a) in effect as of the beginning of the Plan Year that is attributable to the old age insurance portion of the Old Age, Survivors and Disability Insurance provisions of the Social Security Act (the "old-age tax rate"). However, the Employer may specify a lower percentage in the Participation Agreement, or a lower percentage may be required under the definition of Covered Compensation in the subparagraph that follows.

                                    (C) "Covered Compensation" means the amount
                           of a Participant's Compensation in excess of the "Taxable Wage Base" ("TWB") as of the beginning of the Plan Year (or a lower wage base specified in the Participation Agreement). If a lower wage base specified in the Participation Agreement is greater than the greater of $10,000 or 20% of the TWB but not more than 80% of the TWB, the Integrated Percentage shall be no more than 4.3%. If a lower wage base specified in the Participation Agreement is more than 80% of the TWB but less than 100% of the TWB, the Integrated Percentage shall be no more than 5.4%. If the old-age tax rate exceeds 5.7%, the reduction in the Integrated Percentage shall be proportionate to the reductions from the 5.7% Integrated Percentage given in the preceding two sentences.

                                    (D) "Taxable Wage Base" means the
                           contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

                                    (E) "Cumulative Permitted Disparity Limit"
                           means for each Participant 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or other accrual purposes under this Plan, any other Qualified Plan, or Simplified Employee Pension (as defined in Section 17.8(l)) (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calender year are treated as the same year. If the participant has not Benefited under a Qualified Defined Benefit Plan or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

                                    (F) "Benefit." A Participant is treated as
                           Benefiting under the Plan for any Plan Year in which the Participant received or is deemed to receive an allocation in accordance with section 1.410(b)-3(a).

                   Each eligible Participant shall be credited with a portion of the Employer contribution based on the ratio which the Minimum Contribution Percentage (or, if less, the Integrated Percentage) multiplied by the Participant's Covered Compensation bears to the Minimum Contribution Percentage (or, if less, the Integrated Percentage) multiplied by the Covered Compensation of all such Participants for the Plan Year.

                   In addition, that portion of the Employer contribution, if any, which does not exceed an amount determined by multiplying the difference, if any, of the Integrated Percentage less the Minimum Contribution Percentage by the sum of the total Compensation plus the Covered Compensation of all Participants, shall be allocated among all eligible Participants, in proportion to each such Participant's total and Covered Compensation. For purposes of this allocation, in the case of a Participant who has exceeded the Cumulative Permitted Disparity Limit described above, such Participant's total Compensation for the Plan Year will be taken into account.

                   (3)  Step Three: Nonintegrated Contribution. The remaining
                        --------------------------------------
              portion of the Employer contribution, if any, shall be allocated among all Participants eligible to receive an allocation. Each eligible Participant's share of this remaining portion shall be based on the ratio that the Participant's Compensation bears to the Compensation of all such Participants for that Plan Year.

         4.4 Top-Heavy Status of Employer Plan. An Employer may elect in certain Participation Agreements to test the Employer Plan annually to determine whether the Employer Plan is Top Heavy. For each Plan Year as to which an election under this Section is not in effect, the Employer Plan shall be treated as being Top-Heavy for that Plan Year. If the Employer Plan is tested for a particular Plan Year and is found not to be Top-Heavy, the Employer shall not make a Minimum Contribution for that Plan Year. For Plan Years beginning before January 1, 1992, the election under this Section may not be made with respect to an Employer Plan under which Employer contributions are integrated.

              (a) "Determination Date" means, for any Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the Determination Date means the last day of that year.

                  (b) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other Qualified Plans of the Employer which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (c) "Present Value of Accrued Benefits" means the value determined by using the interest and mortality rates specified in the Participation Agreement. The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all Qualified Defined Benefit Plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b).

                  (d) "Required Aggregation Group" means each Qualified Plan of the Employer in which at least one Key Employee participates or participated at any time during the plan year containing the Determination Date or during any of the four preceding plan years (regardless of whether the plan has terminated) and any other Qualified Plan that enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410.

                  (e) "Top-Heavy" means with respect to any Plan Year that any one of the following conditions exists:

                      (1) The Top-Heavy Ratio for the Employer Plan exceeds 60%, and the Employer Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

                      (2) The Employer Plan is part of a Required Aggregation
                  Group but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%.

                      (3) The Employer Plan is part of a Required Aggregation
                  Group and part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                  (f) "Top-Heavy Ratio" means:

                      (1) The Top-Heavy Ratio for the Employer Plan, or any
                  Required or Permissive Aggregation Group, as appropriate, is a fraction the numerator of which is the sum of account balances under the aggregated Qualified Defined Contribution Plans of the Employer

                  (including this Plan and any "simplified employee pension plan" as defined in Code Section 408(k)) for all Key Employees computed in accordance with Code Section 416 and the Present Value of Accrued Benefits under the aggregated Qualified Defined Benefit Plans of the Employer for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated Qualified Defined Contribution Plans (including this Plan and any "simplified employee pension plan" as defined in Code Section 408(k)) for all Participants determined in accordance with Code Section 416 and the Present Value of Accrued Benefits under the Qualified Defined Benefit Plans for all Participants as of the Determination Date, all in accordance with Code
                  Section 416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit or any part of any account balance made within the plan year containing the Determination Date and the four preceding plan years. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any Employer contributions which are due but unpaid as of the Determination Date but which are required to be taken into account as such under Code Section 416 and the regulations thereunder.

                           (2) For purposes of paragraph (1), the value of
                  account balances and the Present Value of Accrued Benefits will be determined as of the latest valuation date that falls within or ends with the 12-month period ending on the Determination Date. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior Plan Year or (B) who has not performed services for the Employer maintaining this Plan at any time during the five-year period described in paragraph (1), shall be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                  Section 416 and the regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

          4.5     Timing of Employer Contributions. The contributions made by
                  --------------------------------
the Employer under this Article for any Plan Year shall be made no later than the due date (including extensions) for filing the Employer's Federal income tax return for the Fiscal Year that coincides with such Plan Year.


         Article V.        401(k) Arrangement
         ---------         ------------------

         5.1 Purpose. A decision to make contributions to the Trust under the
             -------
provisions of this Article, which describes a cash or deferred arrangement under Code Section 401(k), shall be available only to those Employers (other than tax-exempt Employers that are not permitted by law to maintain 401(k) arrangements) that maintain a Profit Sharing Plan. An Employer makes such a decision when it selects the applicable provision of a Profit Sharing Plan Participation Agreement.

         5.2 Contributions to 401(k) Salary Deferral Account. Subject to Article
             -----------------------------------------------
XVII, each Participant may enter into a written salary reduction agreement with his or her Employer to make Elective Contributions to his or her 401(k) Salary Deferral Account. No Participant shall be permitted to contribute, in any calendar year, Elective Contributions to this Plan or to any other Qualified Plan of the Employer in excess of the dollar limitation of Code Section 402(g) in effect at the beginning of that calendar year. Contributions under this Section shall be considered Employer contributions to the Plan and shall be made by payroll deductions or nonperiodic transfers of designated portions of the Participant's Compensation, in accordance with rules and procedures established by the Employer. Elections to make Elective Contributions to a Participant's 401(k) Salary Deferral Account may not be made retroactively, and shall remain in effect until modified or terminated. A Participant may elect to commence, modify or terminate his or her election to make Elective Contributions at any time. Such election shall be made in accordance with the Employer's administrative procedures, on forms provided by the Employer for that purpose, and shall be put into effect as soon as administratively feasible. The Employer shall make contributions to the Trust under this Section by check or by money order (or by any other method acceptable to the Trustee or the Trustee's designated agent) as quickly as practicable after such amounts are withheld, but in no event later than the end of the 12-month period immediately following the Plan Year to which the contributions relate. A Participant's interest in his or her 401(k) Salary Deferral Account shall be nonforfeitable and fully vested at all times.

         5.3      Nondiscrimination Test for 401(k) Contributions.
                  -----------------------------------------------

                  (a) Nondiscrimination Test. In any Plan Year, the Actual
                      ----------------------
         Deferral Percentage for Participants who are Highly Compensated Employees and the Actual Deferral Percentage for all other Participants shall satisfy paragraph (1) or (2) of the following Actual Deferral Percentage test:

                      (1) The Actual Deferral Percentage for the group of
                  Participants who are Highly Compensated Employees is not more than the Actual Deferral Percentage for the group of all other Participants multiplied by 1.25.

                      (2) The excess of the Actual Deferral Percentage for
                  the group of Participants who are Highly Compensated Employees over the Actual Deferral Percentage for the group of all other Participants is not more than two percentage points, and the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees is not more than the Actual Deferral Percentage of the group of all other Participants multiplied by two.

         Reliance on paragraph (2), rather than on paragraph (1), to satisfy the Actual Deferral Percentage test shall be subject to the limitations set forth in Section 5.4.

                  (b) Rules for Application of Actual Deferral Percentage Test.
                      --------------------------------------------------------

                      (1) For purposes of this Section, the Actual Deferral
                  Percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to make Elective Contributions or to receive an allocation of Qualified Nonelective Contributions or Qualified Matching Contributions under two or more 401(k) arrangements that are maintained by the Employer, shall be determined as if all such contributions were made under a single arrangement. As a general rule, if a Highly Compensated Employee participates in two or more 401(k) arrangements that have different Plan Years, all 401(k) arrangements ending with or within the same calendar year shall be treated as a single arrangement. However, certain plans shall be treated as separate plans if mandatorily disaggregated in accordance with the Income Tax Regulations under Code Section 401(k).

                      (2) If the Employer Plan satisfies the requirements
                  of Code Section 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other

                  Qualified Plans, or if one or more other plans satisfy such requirements only if aggregated with the Employer Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Notwithstanding the above requirement, for Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Code Section 401(k) only if they have the same Plan Year.

                           (3) For purposes of determining the Actual Deferral
                  Percentage of a Participant who is a Highly Compensated Employee, the Elective Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions and Compensation of the Participant shall include the Elective Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions and Compensation of Family Members. Such Family Members shall be disregarded as separate Employees in determining the Actual Deferral Percentage for Participants who are Highly Compensated Employees and for those who are Nonhighly Compensated Employees. Excess Contributions shall be allocated to such Participants and their Family Members in the manner prescribed by applicable Income Tax Regulations.

                           (4) For purposes of inclusion in the Actual Deferral
                  Percentage test, Elective Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which the contributions relate.

                           (5) Adequate records, sufficient to demonstrate
                  satisfaction of the Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test, shall be maintained.

                           (6) The determination and treatment of the Actual
                  Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

           5.4    Multiple Use Test. This Section describes a limitation on the
                  -----------------
multiple use of the alternative limits set forth in Sections 5.3(a)(2) and 6.4(a)(2). If at least one Highly Compensated Employee participates in both a 401(k) arrangement maintained by the Employer (including the 401(k) arrangement under Article V) and a plan subject to the Actual Contribution Percentage test of Code Section 401(m)(2) and maintained by the Employer (including this Employer Plan), and if the sum of the Actual Deferral Percentage ("ADP") and Actual Contribution Percentage ("ACP") of those Highly Compensated Employees subject to either or both tests exceeds the "Aggregate Limit," then the ACP of those Highly Compensated Employees shall be reduced (beginning with the Highly Compensated Employee whose ACP is the highest) so that the Aggregate Limit is not exceeded. The Employer may elect to reduce the ACP either for all Highly Compensated Employees or only for those Highly Compensated Employees who are eligible for both the 401(k) arrangement and the 401(m) plan. The amount by which each Highly Compensated Employee's ACP is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of Highly Compensated Employees are determined for purposes of this paragraph after any corrections required to meet the ADP and ACP tests. A "multiple use" shall not be considered to occur, and this Section shall not apply, if either the ADP or the ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the respective ADP or ACP of the Nonhighly Compensated Employees. The term "Aggregate Limit" means the greater of the following two subsections:

           (a) The sum of (i) 125% of the greater of the relevant ADP or the relevant ACP, and (ii) two percentage points plus the lesser of the relevant ADP or the relevant ACP. In no event may the amount in clause (ii) exceed twice the lesser of the relevant ADP or the relevant ACP.

           (b) The sum of (i) 125% of the lesser of the relevant ADP or the relevant ACP, and (ii) two percentage points plus the greater of the relevant ADP or the relevant ACP. In no event may the amount in clause (ii) exceed twice the greater of the relevant ADP or the relevant ACP.

For purposes of this Section, "relevant ADP" means the ADP of the group of eligible Nonhighly Compensated Employees under the 401(k) arrangement for the plan year, and "relevant ACP" means the ACP of the group of eligible Nonhighly Compensated Employees under the 401(m) plan for the plan year beginning with or within the plan year of the 401(k) arrangement.

     5.5   Distribution of Excess Contributions. Except to the extent
           ------------------------------------
"recharacterized" in accordance with the last paragraph of this Section, Excess Contributions (as adjusted for any allocable income or loss) shall be distributed to each Participant on whose behalf such Excess Contributions were made for a Plan Year. The Employer shall direct the Trustee to make such distribution on behalf of the Participant of the amount to be distributed. The effective date of the distribution shall generally be the Business Day designated in the Employer's Notice to the Trustee or five Business Days after the date on which Notice to the

Trustees is received, whichever is later. However, if the Trustee can ascertain the excess amount, the Trustee may, but shall not be obligated to, make the distribution before the end of the Plan Year after the Plan Year to which the Excess Contributions relate, whether or not Notice to the Trustee has been provided. Failure to make the distributions within 2 1/2 months after the last day of the Plan Year in which such Excess Contributions arose will subject the Employer to an excise tax under Code Section 4979 equal to 10% of the excess amount that should have been distributed under this Section. Excess Contributions shall be allocated to Participants who are Highly Compensated Employees on the basis of their respective portions of the Excess Contributions attributable to each such Highly Compensated Employee. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that are combined to determine the combined Actual Deferral Percentage.

         Excess Contributions shall be taken from relevant Participants' 401(k) Salary Deferral Accounts. Excess Contributions that would otherwise be distributed to the Participant shall be adjusted for the income or loss in the 401(k) Salary Deferral Account attributable to such Excess Contributions, and shall be reduced in accordance with the Income Tax Regulations by the amount of Excess Elective Deferrals distributed to the Participant in accordance with
Section 5.6. The income (or loss) allocable to the Excess Contributions in the 401(k) Salary Deferral Account shall be the difference between the amount of the Excess Contributions on the date of allocation to the Account and the value of such amount on the effective date of distribution. For this purpose, Excess Contributions shall be considered to be the most recently contributed of each relevant type of contribution.

         This paragraph shall be effective for Plan Years beginning after December 31, 1991. Notwithstanding the foregoing provisions of this Section to the contrary, the Employer may by Notice to the Trustee elect for a particular Plan Year to have the recharacterization provisions of this paragraph apply. If such an election is timely made in accordance with rules established by the Trustee, a distribution of Excess Contributions that would otherwise be made to a Participant shall instead be treated as distributed to the Participant and then contributed by the Participant to the Employer Plan in the form of Post-Tax Employee Contributions. However, such recharacterized amounts shall remain nonforfeitable, shall not be subject to withdrawal under Section 11.4, and shall be subject to the same distribution requirements applicable to Elective Deferrals. Recharacterized amounts shall be accounted for separately from the Participant's Post-Tax Employee Contributions to assure that the distribution restrictions described in the preceding sentence are satisfied. Amounts shall not be recharacterized by a Highly Compensated Employee to the extent that such amount, in combination with his or her other Post-Tax Employee Contributions, would exceed any stated limit under the Employer Plan on Post-Tax Employee Contributions. Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Year in which the Excess Contributions arose, and shall be deemed to occur no earlier than the date on which the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences of recharacterization. Recharacterized amounts shall be taxable to the Participant in his or her tax year in which he or she would have received them in cash.

         5.6  Distribution of Excess Elective Deferrals. Excess Elective
              -----------------------------------------
Deferrals contributed to the Employer Plan (as adjusted for any allocable income or loss) shall be distributed no later than each April 15 to Participants who claim Excess Elective Deferrals for the preceding calendar year. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to the Employer Plan and any other Qualified Plans of the Employer. A Participant's claim for such distribution shall be submitted to the Plan Administrator no later than March 1. The claim shall specify the Participant's Excess Elective Deferrals for the preceding calendar year, and shall be accompanied by the Participant's written statement that, if the amount is not distributed, the Excess Elective Deferrals when added to other Elective Deferrals of the Participant exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

         The Employer shall be responsible for delivering Notice to the Trustee that directs the Trustee to pay to the Participant the amount to be distributed. The notice must be received at least five Business Days before April 15. The effective date of the distribution shall be the first Business Day on or after Notice to the Trustee is received. The income (or loss) allocable to the Excess Elective Deferrals in the 401(k) Salary Deferral Account shall be the difference between the amount of the Excess Elective Deferrals on the date of allocation to the Account and the value of such amount on the effective date of distribution.

         5.7  Qualified Nonelective Contributions and Qualified Matching
              ----------------------------------------------------------
Contributions. In accordance with applicable Income Tax Regulations, the
-------------
Employer may elect to make Qualified Nonelective Contributions and/or Qualified Matching Contributions, which shall be considered, to the extent necessary (and to the extent not considered under Section 6.5), in conducting the Actual Deferral Percentage test in Section 5.3. Each contribution (i) may be made as a uniform percentage of Compensation or as a uniform dollar amount contributed on a per capita basis,
(ii) may be made for all Participants (who are otherwise eligible under Section
4.2 to share in Employer contributions) or, if the contribution is made after the end of the Plan Year to which it relates, only for all or certain of those eligible Participants who are Nonhighly Compensated Employees, and (iii) may be made at any time during the relevant Plan Year or, for purposes of satisfying the Actual Deferral Percentage test, by no later than the end of the 12-month period immediately following such Plan Year to which the contributions relate. Qualified Nonelective Contributions and Qualified Matching Contributions that are considered in conducting the Actual Deferral Percentage test under Section
5.3 may not be taken into account in determining whether any other contributions or benefits satisfy the requirements of Code Section 401(a)(4) and shall not taken into account in determining the Employer Plan's compliance with the Actual Contribution Percentage test under Section 6.4(a). Contributions under this Section shall be allocated to the appropriate Participants' 401(k) Employer Accounts.

         5.8 Reduction of Elective Contributions. To meet the Actual Deferral
             -----------------------------------
Percentage test of Section 5.3, the Plan Administrator may cause a prospective reduction in, or otherwise prospectively limit, the Elective Contributions to be contributed on behalf of any Highly Compensated Employee during the Plan Year. The amount of the reduction or limitation shall be determined on the basis of reasonable estimates as to the Elective Contributions to be contributed to the Plan during the Plan Year.

         Article VI. Post-Tax Employee Contributions and Matching Contributions
         ----------  ----------------------------------------------------------
         6.1 Post-Tax Employee Contributions. An Employer who adopts a Profit
             -------------------------------
Sharing Plan may elect in certain Participation Agreements to permit (a) all Participants who are Employees, (b) only Participants who are Nonhighly Compensated Employees, or (c) only those Participants specified in a nonstandardized Participation Agreement, to make Post-Tax Employee Contributions in any Plan Year. An Employer who adopted a Defined Contribution Pension Plan before April 10, 1989 may not permit Participants to make Post-Tax Employee Contributions to the Plan for Plan Years beginning after the Plan Year in which this amended Plan is adopted. An Employer who adopts a Defined Contribution Pension Plan on or after April 10, 1989, or who at any time adopts a Target Benefit Plan, may not permit Participants to make Post-Tax Employee Contributions to that Plan.

         6.2 Form and Amount of Post-Tax Employee Contributions. The amount of
             --------------------------------------------------
Post-Tax Employee Contributions made by any Participant shall be limited in accordance with this Article and Article XVII. Post-Tax Employee Contributions shall be remitted to the Trustee by check or money order (or any other method acceptable to the Trustee or the Trustee's designated agent). Post-Tax Employee Contributions shall be credited to the Post-Tax Employee Contribution Account of the Participant. A Participant's interest in his or her Post-Tax Employee Contribution Account shall be nonforfeitable and fully vested at all times.

         6.3 Matching Contributions. An Employer may, in its discretion, make
             ----------------------
Matching Contributions to the Plan. The amount of such Matching Contributions shall be calculated by reference to the Participant's Elective Contributions and/or Post-Tax Employee Contributions to the Plan as specified by the Employer in the Participation Agreement. Matching Contributions may, at the election of the Employer, be allocated on behalf of all Participants, certain types of Participants specified in a nonstandardized Participation Agreement, or only Participants who are Nonhighly Compensated Employees. Matching Contributions shall be subject to the Actual Contribution Percentage test set forth in Section
6.4. Matching Contributions made on behalf of a Participant shall be allocated to that Participant's Matching Contribution Account except to the extent that the Employer designates the contributions as Qualified Matching Contributions under Section 5.7. Matching Contributions that are not Qualified Matching Contributions shall be subject to the vesting and forfeiture rules applicable to Employer contributions under Article X. The Employer shall make contributions to the Trust under this Section by check or money order (or by any other method acceptable to the Trustee or the Trustee's designated agent). For purposes of satisfying the Actual Contribution Percentage test of Section 6.4, Matching Contributions shall be made no later than the end of the 12-month period immediately following the Plan Year to which such contributions relate.

         6.4 Nondiscrimination Test for Post-Tax Employee and Matching
             ---------------------------------------------------------
Contributions.
-------------

                  (a) Nondiscrimination Test. In any Plan Year beginning after
                      ----------------------
         December 31, 1986, the Actual Contribution Percentage for Participants who are Highly Compensated Employees and the Actual Contribution Percentage for all other Participants shall satisfy paragraph (1) or
         (2) of the following Actual Contribution Percentage test:


                           (1) The Actual Contribution Percentage for the group
                  of Participants who are Highly Compensated Employees is not more than the Actual Contribution

                  Percentage for the group of all other Participants multiplied by 1.25.

                           (2) The excess of the Actual Contribution Percentage
                  for the group of Participants who are Highly Compensated Employees over the Actual Contribution Percentage for the group of all other Participants is not more than two percentage points, and the Actual Contribution Percentage for the group of Participants who are Highly Compensated Employees is not more than the Actual Contribution Percentage of the group of all other Participants multiplied by two.

Reliance on paragraph (2), rather than on paragraph (1), to satisfy the Actual Contribution Percentage test shall be subject to the limitations set forth in
Section 5.4.

                  (b) Rules for Application of Actual Contribution Percentage
                      -------------------------------------------------------
Test.
----

                           (1) For purposes of this Section, the Actual
                  Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to make Post-Tax Employee Contributions or to receive an allocation of Matching Contributions, Qualified Nonelective Contributions or Elective Contributions under two or more Qualified Plans or 401(k) arrangements that are maintained by the Employer, shall be determined as if all such contributions were made under a single plan. As a general rule, if a Highly Compensated Employee participates in two or more 401(k) arrangements that have different plan years, all 401(k) arrangements ending with or within the same calendar year shall be treated as a single arrangement. However, certain plans shall be treated as separate plans if mandatorily disaggregated in accordance with the Income Tax Regulations under Code Section 401(m).

                           (2) If the Employer Plan satisfies the requirements
                  of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other Qualified Plans, or if one or more such other Qualified Plans satisfy such requirements only if aggregated with the Employer Plan, then this Section shall be applied by determining the Actual Contribution Percentages of Participants as if all such plans were a single plan. Notwithstanding the foregoing, for Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Code
                  Section 401(m) only if they have the same Plan Year.

                           (3) For purposes of determining the Actual
                  Contribution Percentage of a Participant who is a Highly Compensated Employee, the Post-Tax Employee Contributions, Matching Contributions, Qualified Nonelective Contributions, Elective Contributions and Compensation of the Participant shall include the Post-Tax Employee Contributions, Matching Contributions, Qualified Nonelective Contributions, Elective Contributions and Compensation of Family Members. Such Family Members shall be disregarded as separate Employees in determining the Actual Contribution Percentage for Participants who are Highly Compensated Employees and for those who are Nonhighly Compensated Employees. Excess Aggregate Contributions shall be allocated to such Participants and their Family Members in the manner prescribed by applicable Income Tax Regulations.

                           (4) For purposes of the Actual Contribution
                  Percentage test, Post-Tax Employee Contributions are considered to have been made in a Plan Year if they are made no later than 30 days after the close of the Plan Year and are designated as Post-Tax Employee Contributions for such Plan Year. Matching Contributions and Qualified Nonelective Contributions shall be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

                           (5) Adequate records, sufficient to demonstrate
                  satisfaction of the Actual Contribution Percentage test and the amount of Qualified Nonelective Contributions or Matching Contributions, or both, used in such test, shall be maintained.

                           (6) The determination and treatment of the Actual
                  Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         6.5 Qualified Nonelective Contributions, Elective Contributions and
             ---------------------------------------------------------------
Additional Matching Contributions. In accordance with applicable Income Tax
---------------------------------
Regulations, the Employer may elect to make Qualified Nonelective Contributions and/or additional Matching Contributions, which shall be considered, to the extent necessary (and to the extent not considered under Section 5.7), in conducting the Actual Contribution Percentage test in Section 6.4. Each contribution (i) may be made as a uniform percentage of Compensation or as a uniform dollar amount contributed on a per capita basis if the contribution is a Qualified Nonelective Contribution, (ii) may be made for all

Participants (who are otherwise eligible under Section 4.2 to share in Employer contributions) or, if the contribution is made after the end of the Plan Year to which it relates, only for all or certain of those eligible Participants who are Nonhighly Compensated Employees, and (iii) may be made at any time during the relevant Plan Year or, for purposes of satisfying the Actual Contribution Percentage test, by no later than the end of the 12-month period immediately following such Plan Year to which the contributions relate. In addition, and in accordance with applicable Income Tax Regulations, Elective Contributions may be considered to be Matching Contributions for purposes of satisfying the test. Qualified Nonelective Contributions, Matching Contributions, and Elective Contributions treated as Matching Contributions, may not be taken into account in determining whether any other contributions or benefits satisfy the requirements of Code Sections 401(a)(4) and shall not be taken into account in determining the Employer Plan's compliance with the Actual Deferral Percentage test under Section 5.3(a).

         6.6 Reduction of Post-Tax Employee Contribution Amounts. The Plan
             ---------------------------------------------------
Administrator may, to meet the Actual Contribution Percentage test of Section 6.4, cause a prospective reduction in, or otherwise prospectively, limit the amount of Post-Tax Employee Contributions to be contributed by any Highly Compensated Employee during the Plan Year. The amount of the reduction shall be determined on the basis of reasonable estimates as to the amount of Post-Tax Employee Contributions to be contributed to the Plan during the Plan Year.

         6.7 Distribution of Excess Aggregate Contributions. Excess Aggregate
             ----------------------------------------------
Contributions (as adjusted for any allocable income or loss) shall be forfeited by (and disposed of in accordance with Section 10.5), if otherwise forfeitable under the Employer Plan, or distributed to the Participants to whose Accounts such contributions were allocated for a Plan Year. The Employer shall direct the Trustee to forfeit a particular amount, or to make payment to the Participant of the amount to be distributed. The effective date of a distribution shall generally be the Business Day designated in the Employer's Notice to the Trustees or five Business Days after the date on which Notice to the Trustee is received, whichever is later. However, if the Trustee can ascertain the excess amount, the Trustee may, but shall not be obligated to, effect the forfeiture and/or distribution under this Section before the end of the Plan Year after the Plan Year to which the Excess Aggregate Contributions relate, whether or not Notice to the Trustee has been provided. Failure to make the necessary distributions and/or forfeitures within 2 1/2 such excess amounts arose will subject the Employer to an excise tax under Code Section 4979 equal to 10% of the excess amounts that should have been distributed or forfeited under this Section. Excess Aggregate Contributions of Participants who are subject to the

Family Member aggregation rules shall be allocated among the Family Members in proportion to the Post-Tax Employee Contributions and Matching Contributions (and amounts treated as Matching Contributions) of each Family Member that are combined to determine the combined Actual Contribution Percentage.

         Excess Aggregate Contributions that would otherwise be forfeited or distributed to the Participant shall be adjusted for the income or loss attributable to such Excess Aggregate Contributions. The income (or loss) allocable to the Excess Aggregate Contributions in each relevant Account shall be the difference between the amount of the Excess Aggregate Contributions on the date of allocation to the Account and the value of such amount on the effective date of forfeiture or distribution. For this purpose, Excess Aggregate Contributions shall be considered to be the most recently contributed of each relevant type of contribution. All Excess Aggregate Contributions shall be taken on a pro-rata basis from all Accounts to which such amounts are attributable.


         Article VII.      Investment of Contributions
         -----------       ---------------------------

         7.1 Investment of Contributions. All contributions made under the Plan
             ---------------------------
shall be invested in the Investment Options. Each Participant shall designate by Notice to the Trustee the portion (expressed in whole percentages) of each contribution made by him or her or on his or her behalf that is to be invested in each of the Investment Options. Such a designation shall be subject to restrictions set forth in the Trust and to rules established by the Trustee and shall remain in effect until Notice to the Trustee is received changing the designation. If any Participant initially fails to designate the manner of investment of any contribution, that contribution shall be invested in the Investment Option designated by the Employer in the Participation Agreement for this purpose. The Trustee shall maintain individual accounts for each Participant reflecting the amount in each Investment Option attributable to his or her Employer Account, 401(k) Employer Account, 401(k) Salary Deferral Account, Matching Contribution Account, Post-Tax Employee Contribution Account and Prior Plan Account. A Participant who has elected to invest all or a portion of his or her Accounts in the Investment Option designated by the Trustee as the Self- Managed Account shall be entitled to appoint an "investment manager," as defined in Section 3(38) of ERISA, who shall direct the Trustee regarding the purchase and sale of securities thereunder.

         7.2 Transfers Between Investment Options. A Participant may elect to
             ------------------------------------
transfer all or any portion of the amounts then credited to his or her Accounts from one Investment Option to another Investment Option to the extent such transfers are permitted under (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, and (v) any contract(s) entered into between ABRA and State Street. Such a transfer shall also be subject to restrictions set forth in the Trust and to rules established by the Trustee. Such transfers shall be made by Notice to the Trustee and shall become effective no later than the first Business Day on or after the later of (i) the day on which Notice to the Trustee is received or (ii) the date specified in such Notice.


         Article VIII.     Distribution of Benefits
         ------------      ------------------------

         8.1 Eligibility. A Participant who is no longer an Employee shall be
             -----------
eligible to receive the Vested Portion of his or her Accounts. A Self-Employed Individual who ceases to perform services for the Employer as such (i.e., who no longer derives Earned Income with respect to the Employer's business) shall be considered to be "no longer an Employee" under the preceding sentence. A Participant who incurs a Disability shall also be considered no longer to be an Employee for the purpose of being eligible to receive benefits under the Plan, provided that the Participant or the Employer furnishes Notice to the Trustee of the Disability. A Participant in a Profit Sharing Plan who is still an Employee shall be eligible to receive a distribution of the Vested Portion of the Participant's Accounts under this Article, other than the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account, upon attaining such age (not earlier than 55 nor later than 59 1/2) as specified by the Employer in the Participation Agreement, provided that if no age is so specified, such age shall be 59 1/2. A Participant in a Profit Sharing Plan who is still an Employee shall be eligible to receive a distribution of the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account upon attaining age 59 1/2. An alternate payee under a Qualified Domestic Relations Order shall be entitled to a distribution prior to the Participant's "earliest retirement age" (as defined in Section 414(p)(4)(B) of the Code) to the extent provided in such order. A Participant in a Defined Contribution Pension Plan or Target Benefit Plan who is still an Employee and who attains Normal Retirement Age shall be eligible to receive a distribution of his or her Accounts under this Article.

         8.2 Methods of Distribution. Subject to Sections 8.6 and 8.11, a
             -----------------------
Participant who is eligible to receive benefits under Section 8.1 may elect in accordance with Section 8.6(b) (if applicable) to have his or her benefits under the Plan paid in any one or more (except as provided below) of the following forms:

                  (a) As a single sum payment which may be the full value of the Accounts of the Participant or such lesser amount as specified by the Participant.

                  (b) As a series of level monthly, quarterly, semi-annual or annual installment payments in an amount specified by the Participant, such that the period of payment is projected as of the date of the first payment to be a period of at least 36 months' duration. Such level payments shall continue until the Accounts are exhausted, with the final payment being equal to the amount remaining in the Accounts. The amount applied to provide payment in this form shall be invested in the Investment Option(s) designated by the Participant, and the Participant's Accounts shall be adjusted to reflect each level payment, expenses and investment experience.

                  (c) As a series of monthly, quarterly, semi-annual or annual installment payments made over a specified period of at least 36 months' duration designated by the Participant. The amount applied to provide payment in this form shall be invested in the Investment Option(s) designated by the Participant, and each installment payment will represent a pro rata portion of the total amount so applied, adjusted to reflect expenses and investment experience.

                  (d) Unless the Employer has elected in the appropriate Participation Agreement and in accordance with Section 8.6 not to make the annuity forms of payment under this subsection available, as a fixed or variable annuity providing monthly payments, based on the amount applied to provide the annuity. The forms of annuity available on a fixed or variable basis are the Life Annuity, the Life Annuity-Period Certain, the Joint and Survivor Annuity and the Joint and Survivor Annuity-Period Certain. The forms of annuity available only on a fixed basis are the Qualified Joint and Survivor Annuity and the Cash Refund Annuity.

         A Participant may elect to receive installment payments under subsection (b) or (c), but not under both subsections simultaneously. A Participant who elects level installment payments under subsection (b) may at a later date change that election (subject to Sections 8.6 and 8.11) (i) to increase or decrease the amount of each payment (provided that after such increase or decrease the projected payment period calculated as of the date payments first began shall not be less than 36 months) or (ii) to request all or any portion of the balance of his or her Accounts in a single sum. A Participant who elects installment payments under subsection (c) may at a later date change that election (subject to Sections 8.6 and 8.11) (i) to increase or decrease, but not to less than 36 months, the specified period of the installment payments or (ii) to request all or any portion of the balance of his or her Accounts in a single sum. The election of a form of annuity shall become irrevocable on the date as of which payment of benefits under the annuity commences. A change in benefit election shall be effective on the last Business Day of a calendar month if Notice to the Trustee of such change is received on or before the 15th day of that month. If the Trustee receives the Notice after the 15th day of a month, the change in benefit election shall be effective on the last Business Day of the following calendar month. No more than one benefit change shall be permitted in any calendar year.

         8.3 Commencement of Benefits. Benefits shall commence as soon as
             ------------------------
administratively practicable following the later of (i) the Participant's eligibility to commence receiving plan benefits and (ii) Notice to the Trustee of such eligibility. However, benefits shall not commence after the Required Beginning Date specified in Section 8.11.

         If any portion of a Participant's Accounts is invested in one or more Investment Options that impose restrictions as to the timing of distributions, such restrictions shall take precedence over the distribution provisions of the Plan. In addition, subject to the commencement requirements in the next paragraph and in Section 8.11, benefit commencement under this Section shall be subject to restrictions set forth in the Trust and to rules established by the Trustee. Finally, beginning as of January 1, 1992, if a Participant is to receive an annuity form of distribution, commencement of benefit payments might be delayed while the Trustee arranges for the purchase of an annuity from an insurance company.

         Except with respect to the required distributions under Section 8.11, and unless the Participant elects otherwise, distribution of benefits shall begin not more than 60 days after the last day of the Plan Year in which occurs the latest of the Participant's (i) 65th birthday, (ii) termination of Service, or (iii) 10th anniversary of the date he or she commenced participation in the Employer Plan. The failure of the Participant (and spouse, if applicable) to consent to a distribution before the Participant attains (or would have attained if living) the later of age 62 or Normal Retirement Age shall be deemed to be an election to defer the commencement of benefits.

         8.4 Valuation of Accounts. Benefits payable under this Article shall be
             ---------------------
based on the value of the Participant's Accounts determined as of the close of business on the first Business Day on or after the day as of which distribution of his or her benefits is to commence and, in the case of installment payments, as of the close of business on the first Business Day of every month thereafter.

         8.5 Notice of Distribution of Benefits. Notice to the Trustee of a
             ----------------------------------
Participant's eligibility to commence receiving benefits shall be given promptly but in no event later than the 15th day of March of the calendar year following the calendar year in which the Participant attains age 70 1/2. The Notice to the Trustee for such benefits shall indicate, in accordance with Section 8.6(b), whether or not benefits are to be paid as a Qualified Joint and Survivor Annuity (if applicable under the Employer Plan) and, if not, the form of benefit elected.

         8.6 Applicability of Annuity Rules to Employer Plan. An Employer may
             -----------------------------------------------
elect in a Participation Agreement for a Profit Sharing Plan (including a Participation Agreement executed as an amendment of an existing Employer Plan or a Pre-existing Plan) not to have the annuity provisions of Articles VIII and IX apply to the Employer Plan.

                  (a)   Election Not to Have Annuity Rules Apply.  If the
                        ----------------------------------------
         Employer makes the election not to have the annuity rules apply to the Employer Plan, the following provisions shall apply with respect to the Accounts to which the election applies:

                        (1) The Employer Plan shall not be a direct or indirect transferee of any Qualified Plan that has been subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417.

                        (2) In the case of an Employer Plan that prior to the effective date of such election, was not subject to the annuity provisions of Articles VIII and IX (or the comparable provisions of any predecessor plan), the sole forms of payment available to Participants and Beneficiaries under such Employer Plan shall be a single-sum distribution and nonannuity installment payments under Sections 8.2(a), (b) and
                  (c).

                        (3) In the case of an Employer Plan that prior to the effective date of such election, was subject to the annuity provisions of Articles VIII and IX (or the comparable provisions of any predecessor plan), the forms of payment available to Participants and Beneficiaries under such Employer Plan shall include those described in clause (2) above and the annuity forms of distribution described in
                  Section 8.2(d).

                        (4) Each Participant's sole primary Beneficiary shall be his or her surviving spouse, unless (i) the spouse consents to the naming of a different or additional primary Beneficiary in a manner that satisfies the rules of subsection (b) for spousal consent to a Participant's waiver of the Qualified Joint and Survivor Annuity (or one of the circumstances in which no such consent is required applies), or (ii) the Participant elects an annuity form of distribution described in Section 8.2(d).

                  (b)   Application of Annuity Rules. This subsection (b) shall
                        ----------------------------
         apply to all Accounts under an Employer Plan for which the Employer does not make the election under subsection (a). In addition, if an Employer makes the election under subsection (a) with respect to an Employer Plan that prior to the effective date of such election was subject to the annuity provisions of Articles VIII and IX (or the comparable provisions of any predecessor plan), this subsection shall apply to any Participant who elects an annuity form of distribution described in Section 8.2(d).

                        (1) Additional Forms of Distribution. The annuity
                            --------------------------------
                  forms of distribution described in Section 8.2(d) shall apply.

                        (2) Automatic Form of Distribution. If a married
                            ------------------------------
                  Participant is eligible to receive benefits under this Article, his or her benefits shall be paid in the form of a Qualified Joint and Survivor Annuity unless he or she has made a contrary election under this subsection. If an unmarried Participant is eligible to receive benefits under this Article, his or her benefits shall be paid in the form of a Life Annuity unless he or she elects otherwise.

                        (3) Notice of Participant's Rights. The Employer
                            ------------------------------
                  shall provide to each Participant no less than 30 days and no more than 90 days before the Annuity Starting Date a written explanation of:

                            (A) The terms and conditions of the Qualified Joint
                        and Survivor Annuity;

                            (B) The Participant's right to elect under this
                        subsection not to receive a Qualified Joint and Survivor Annuity and the effect of such an election;

                            (C) The right of the Participant's spouse; and

                            (D) The Participant's right to revoke his or her
                        election not to receive a Qualified Joint and Survivor Annuity and the effect of such revocation.

                  The Employer shall provide the Participant with a comparable written explanation of his or her right to designate a Beneficiary other than his or her spouse and to elect that his or her spouse receive distribution of benefits in a form other than the Life Annuity payable under Section 9.3(a). This explanation shall be provided before the last to end of (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, (ii) a reasonable period ending after the individual becomes a Participant, and (iii) a reasonable period ending after separation from service before the Participant attains age 35. If when a Participant becomes entitled to an explanation under this paragraph the Employer no longer exists or is incapable of acting, the Trustee shall furnish the explanation. A reasonable period ending after the individual becomes a Participant is the two-year period beginning one year before the date the Participant becomes a Participant and ending one year after that date. The explanation shall be provided to a Participant who separates from service before the Plan Year in which he or she attains age 35 within the two-year period beginning one year before separation and ending one year after separation. If the Participant later returns to employment with the Employer, the period for giving the explanation shall be redetermined under this paragraph.

                        (4) Waiver of Spouse's Survivor Benefits. The
                            ------------------------------------
                  Participant may elect, by Notice to the Trustee at any time within the 90-day period ending on the Annuity Starting Date, not to have his or her benefits paid in the form of a Qualified Joint and Survivor Annuity, in which case they shall be paid in any other form of benefit elected under Section
                  8.2. If benefits are to be paid in accordance with Section 9.3(a) upon the Participant's death, the Participant may elect, by Notice to the Trustee during the period beginning on the first day of the Plan Year in which he or she attains age 35 (or, if he or she separates from Service before that Plan Year, beginning on the date of separation) and ending with his or her death, for a Beneficiary other than his or her spouse to receive payment of the value of his or her Accounts. In addition, a Participant who will not yet attain age 35 by the end of any current Plan Year may make a special qualified election to designate a Beneficiary other than his or her spouse to receive payment of the value of his or her Accounts. This election shall be effective for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age 35. Benefits payable in accordance with Section 9.3(a) will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35 unless a new election designating a Beneficiary other than the spouse is made in accordance with this paragraph.

                           Any election described in this paragraph must be
                  consented to by the Participant's spouse in writing before a notary or a representative of the Employer Plan unless the Participant can prove to the satisfaction of the Employer that there is no spouse or that the spouse cannot be located. Also, if the Participant has become legally separated from the spouse or has been abandoned (within the meaning of local law) and has a court order to such effect, or qualifies for any other exception that is authorized by the Internal Revenue Service for this purpose, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. The Participant's election must designate a specific Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) that may not be changed without further consent of the spouse, unless the spouse's consent expressly permits designation by the Participant without further consent of the spouse. The spouse's consent shall acknowledge the effect of the election. In addition, the spouse's consent (or the establishment that the consent of the spouse may not be obtained) shall only be valid with respect to such spouse. A Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without further spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). A consent that permits designations by the Participant without any requirement of further spousal consent must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of these rights. No consent (including a consent to an election made before the end of the Plan Year ending before a Participant attains age
                  35) shall be valid unless the Participant has received the notice required by paragraph (3). A Participant who makes an election under this Section may revoke that election, without spousal consent, by Notice to the Trustee at any time before the Annuity Starting Date.

            8.7   Cash-Out of Small Accounts. If the combined value of the
                  --------------------------
Vested Portion of a Participant's Accounts is $3,500 or less at the time payment is to commence, the Employer shall, by Notice to the Trustee, direct the Trustee to (or if there is no Employer the Trustee shall) pay such Vested Portion to the Participant in a single sum without the consent of the Participant or spouse (and the Nonvested Portion shall be treated as a forfeiture). If the value of a Participant's Vested Portion is zero, the Participant shall be deemed to have received a distribution from his or her Accounts.

            8.8   Participant's Consent for Distribution. If the combined value
                  --------------------------------------
of the Vested Portion of a Participant's Accounts exceeds (or at the time of any prior distribution exceeded) $3,500, and the Vested Portion may be distributed before the Participant attains, or would have attained if not deceased, the later of age 62 or Normal Retirement Age, the Participant and the Participant's spouse (or, where either the Participant or the spouse has died, the survivor) must consent to any such distribution. (However, spousal consent shall not be required to the extent that the amount to be distributed is subject to an election made by the Employer under Section 8.6(a).) The consent shall be made in writing within the 90-day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant (and spouse, if applicable) of the right to defer any distribution until the Participant attains or would have attained Normal Retirement Age. The notice shall include a general description of the material features, and an explanation of the relative values, of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of, and shall be provided within the time period specified in, Section 8.6(b).

            Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code
Section 401(a)(9) or 415.

         If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           (1) the Plan Administrator clearly informs the
                  participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) the Participant, after receiving the notice,
                  affirmatively elects a distribution.


         8.9 Treatment of Contributions Made After Benefits Commence. Any
             -------------------------------------------------------
contributions made by or on behalf of a Participant after applying the amounts in his or her Accounts to provide benefits in accordance with this Article shall be added to his or her Accounts in accordance with the Plan, and the value of his or her Accounts shall thereafter be applied to provide benefits for the Participant in accordance with this Article.

         8.10 Rules Governing Forms of Payment. All forms of payment described
              --------------------------------
in Section 8.2 are subject (a) to the terms of the group annuity contract issued by the Insurer (for all such annuity payments begun before January 1, 1992 and for all such installment payments made before January 1, 1992) or (b) to the terms of the Collective Trust, the Trust, any insurance contract in which Trust assets are invested and any contract(s) entered into between ABRA and State Street (for all such annuity payments begun after December 31, 1991 and for all such installment payments made after December 31, 1991). No less than a minimum amount, as determined under rules of the Insurer or the Trustee (as applicable under the preceding sentence) must be applied under each such form of benefit. An amount is deemed to be applied to provide a benefit on the date such benefit is commenced under Section 8.3. In the event of any inconsistency or contradiction between the terms of (i) the group annuity contract, the Collective Trust, the Trust, any insurance contract in which Trust assets are invested or any contract(s) entered into between ABRA and State Street and (ii) the terms of the Plan, the terms of the Plan shall control. The terms of any annuity contract that the Plan purchases for, and distributes to, a Participant or spouse shall comply with the requirements of this Plan. Any certificate of annuity or annuity contract issued or delivered to a Participant or Beneficiary shall be nontransferable except by surrender to the issuing insurance company.

         8.11 Special Distribution Requirements. Subject to Section 8.6(b)
              ---------------------------------
regarding Qualified Joint and Survivor Annuities (if applicable to the Employer
Plan), this Section shall apply to any distribution of a Participant's Benefit (except for distributions occurring after the Participant's death, which shall be governed by Article IX) and shall take precedence over any inconsistent provisions of the Plan. All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Code
Section 401(a)(9), including the minimum distribution incidental benefit requirement of Proposed Income Tax Regulation Section 1.401(a)(9)-2.

              (a)   Required Beginning Date. The entire interest of a
                    -----------------------
         Participant must be distributed or begin to be distributed by no later than the Participant's "Required Beginning Date." As a general rule, a Participant's "Required Beginning Date" is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, the Required Beginning Date of a Participant who attained age 70 1/2 before January 1, 1988 shall be determined in accordance with one of the following paragraphs, as applicable:

                    (1) Non-Five Percent Owners. The Required Beginning
                        -----------------------
              Date of a Participant who is not a Five Percent Owner (as defined in subsection (b)) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                    (2) Five Percent Owners. The Required Beginning Date
                        -------------------
              of a Participant who is a Five Percent Owner during any year beginning after December 31, 1979 is the first day of April following the later of (A) the calendar year in which he or she attains age 70 1/2 or (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner or the calendar year in which the Participant retires.

         The Required Beginning Date of a Participant who is not a Five Percent Owner, who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

              (b)   Five Percent Owner. A Participant is treated as a Five
                    ------------------
         Percent Owner under this Section if he or she is a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or during any subsequent Plan Year.

              (c)   Continuation of Required Payments. Once benefit payments
                    ---------------------------------
         have begun to a Five Percent Owner in accordance with this Section, the payments must continue even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

              (d)   Limits on Distribution Periods. As of the first
                    ------------------------------
         Distribution Calendar Year, benefit payments (if not made in the form of a single-sum distribution) may be made only over one of the following periods (or a combination of them):

                    (1) The life of the Participant;

                    (2) The life of the Participant and a Beneficiary;

                    (3) A period certain not extending beyond the Participant's
              Life Expectancy; or

                    (4) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Beneficiary.

              (e)   Determination of Amount to be Distributed Each Year. If
                    ---------------------------------------------------
         the Participant's Benefit is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                    (1) If a Participant's Benefit is to be distributed
              over a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary, the amount required to be distributed for each calendar year (beginning with distributions for the first Distribution Calendar Year) must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                    (2) For calendar years before 1989, if the
              Participant's spouse is not the Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

                    (3) For calendar years after 1988, the amount to be
              distributed each year (beginning with distributions for the first Distribution Calendar Year) shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of
              (A) the

              Applicable Life Expectancy or (B) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

                    (4) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for the other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                    (5) If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and applicable regulations.

              (f)   Additional Terms for this Section.
                    ---------------------------------

                    (1) Applicable Life Expectancy: The Life Expectancy (or
                        --------------------------
              joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year, and reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, each succeeding Distribution Calendar year. If annuity payments commence in accordance with subsection (e)(5) before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                    (2) Distribution Calendar Year: A calendar year for which a
                        --------------------------
              minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date.

                  For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin in accordance with Section 9.3.

                           (3) Life Expectancy: Life expectancy and joint and
                               ---------------
                  last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations determined at the time distributions are required to begin. Notwithstanding the foregoing, a Participant (or spouse, in the case of distributions described in Section 9.3) may before distributions are required to begin, elect to have such life expectancies recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) once distribution begins and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary may not be recalculated.

                           (4) Participant's Benefit: the balance of the
                               ---------------------
                  Participant's Accounts as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions or forfeitures allocated to the Accounts as of dates in the Valuation Calendar Year and decreased by distributions made in the Valuation Calendar Year after the valuation date. For this purpose, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of such distribution shall be treated as if it had been made in the first Distribution Calendar Year.

                  (g)  Special Transition Rule.
                       -----------------------
                           (1) Notwithstanding the other requirements of this
                  Section, but subject to the Qualified Joint and Survivor Annuity requirements in this Article (if applicable), distribution on behalf of any Participant, including a Five Percent Owner, may be made in accordance with the following requirements (regardless of when the distribution commences):


                               (A) The distribution is one that would not have
                           disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984;

                               (B) The distribution is in accordance with a
                           method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a Beneficiary of the Participant;

                               (C) The designation was in writing, was signed by
                           the Participant or the Beneficiary, and was made before January 1, 1984;

                               (D) The Participant had accrued a benefit under
                           the Plan as of December 31, 1983; and

                               (E) The method of distribution designated by the
                           Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made and, in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

                           (2) A distribution upon death will not be covered by
                  this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

                           (3) For any distribution that commenced before
                  January 1, 1984, but continued after December 31, 1983, the Participant (or the Beneficiary) to whom the distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in paragraph (1).

                           (4) If a designation is revoked, any subsequent
                  distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked after the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed that would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the election described in this subsection. For calendar years after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

                  Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the Proposed Income Tax Regulations shall apply.


         Article IX.       Distributions to Beneficiaries
         ----------        ------------------------------

         9.1 Designated Beneficiary. Subject to the rights of the Participant's
             ----------------------
spouse as set forth in Section 8.6, a Participant by Notice to the Trustee may designate a Beneficiary under the Plan and may revise such designation from time to time by Notice to the Trustee without the consent of any previously designated Beneficiary. Each such Notice may include contingent or successive Beneficiaries and shall become effective upon receipt by the Trustee. The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary, and a Participant's divorce shall be deemed to revoke any prior designation of the divorced Spouse as a Beneficiary, whether in writing or pursuant to Section 8.6, if written evidence of such marriage or divorce shall be received by the Trustee before distribution shall have been made in accordance with such designation.

         If at the time of a Participant's death there is no surviving Beneficiary to receive any amount that becomes payable to a Beneficiary, such amount shall be paid to the first surviving class of the following classes of successive preference persons, as determined by the Employer: (i) the Participant's spouse, (ii) if there is no surviving spouse, the Participant's surviving children and children of deceased children, per stirpes, (iii) if
                                                      -----------
there are no survivors described in clause (i) or (ii), the Participant's surviving parents, (iv) if there are no survivors described in clause (i), (ii) or (iii), the Participant's surviving brothers and sisters, per stirpes, and (v)
                                                            -----------
if there are no survivors described in clause (i), (ii), (iii) or (iv), the executors or administrators of the estate of the Participant upon whose death such amount becomes payable. For purposes of this paragraph, "children" includes both natural and legally adopted children.

         The interest of any Beneficiary shall cease at death, if the Beneficiary's death occurs before the Participant's death. Upon the death of a Beneficiary who has commenced receiving benefits under the Plan, any remaining benefits payable under the Plan shall be paid to the executors or administrators of the estate of such Beneficiary, except as otherwise provided by the Beneficiary in a valid and effective Beneficiary designation form filed with the Trustee.

         Notwithstanding any provision of this Section to the contrary, the person entitled to receive a survivor annuity payable after the Participant's death (under a form of payment in Section 8.2(d) that provides for a survivor annuity) shall be the joint annuitant designated by the Participant in the election-of-benefits form. The joint annuitant so designated shall be treated under this Section and under the Plan as the Participant's Beneficiary, and shall be the only person entitled to receive the survivor annuity.


         9.2 Due Proof of Death. The Beneficiary of a deceased Participant shall
             ------------------
be eligible to receive benefits as provided in this Article upon submission to the Trustee of due proof of the death of such Participant. "Due proof" shall consist of a certified copy of a death certificate or, if a death certificate is unavailable, such other similar document as the Trustee may deem acceptable and shall be furnished by the Employer or the Participant's Beneficiary within 60 days after learning of the death of such Participant.

         9.3 Death of Participant Before Benefits Commence. If a Participant
             ---------------------------------------------
dies before payment of his or her benefits has commenced, the value of his or her Accounts shall be determined as of the first Business Day on or after the receipt by the Trustee of due proof of his or her death. Immediately following such valuation and effective upon the date thereof, the Accounts of the Participant shall be transferred to the Investment Option designated by the Employer in the Participation Agreement as the "default" Investment Option for all Employer Plan purposes (unless the Participant before his or her death elected to have his or her Accounts remain invested upon death in the same Investment Options in which the Accounts were invested immediately before death, in which case such election shall be given effect), and retained therein until instructions to the contrary are received from the Participant's Beneficiary or Beneficiaries. Any transfer between Investment Options under this Section shall be subject to the rules of (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, and (v) any contract(s) entered into between ABRA and State Street, any of which may restrict such transfer in whole or in part. Such a transfer shall also be subject to restrictions set forth in the Trust and to rules established by the Trustee.

         Distributions shall be made in accordance with the Proposed Income Tax Regulations under Code Section 401(a)(9) as follows:

                  (a) If the Participant is survived by a spouse and Section 8.6(b) applies to the Employer Plan, the total value of his or her Accounts will be applied to provide such spouse with a Life Annuity under Section 8.2(d), unless at the time of the Participant's death there was on file with the Trustee a contrary election under Section 8.6(b). However, effective January 1, 1993, a Participant may elect that 50%, rather than 100%, of the value of his or her Accounts will be applied to provide his or her spouse with a survivor annuity. If such election is on file with the Trustee at the time of the Participant's death, 50% of the value of the Participant's Accounts will be applied to provide the Participant's spouse with a life annuity and the remaining 50% of the value of the Participant's Accounts will be paid to the designated Beneficiary. If such election is on file with the Trustee at the time of the Participant's death and the Participant has failed to designate a Beneficiary, the remaining 50% of the value of the Participant's Accounts will be paid in accordance with the procedures of Section 9.1.

                  If the value of the Accounts of a deceased Participant is payable in accordance with this subsection, the Participant's spouse may elect, by Notice to the Trustee before payment of benefits is to commence, to have payment of such benefits made in any one or more other forms permitted under Section 8.2. However, effective January 1, 1993, a Participant may elect that the normal form of survivor benefits payable under this subsection, namely a life annuity, cannot be changed by his or her surviving spouse. If such election is on file with the Trustee at the time of the Participant's death, the Participant's spouse may not elect to have payment of such benefits made in any form other than a life annuity. Subject to the requirements set forth below, the surviving spouse may elect to have payment of benefits commence at any time.

                  (b) If the value of the Accounts of the deceased Participant is not payable in accordance with subsection (a), or if the election in
         Section 8.6(a) applies, such value of Accounts shall be paid to the deceased Participant's Beneficiary. The amount payable to the Beneficiary shall be paid in a single sum unless the Beneficiary elects, by Notice to the Trustee before payment is to commence, to have payment made in any one or more other forms described in Section 8.2, subject, however, to the provisions of Section 8.6 and 8.10 and of this Article.

         Benefits that become payable in accordance with this Section shall be distributed either (i) by December 31 of the calendar year containing the fifth anniversary of the Participant's death or (ii) over a period not exceeding the Life Expectancy of the Beneficiary and commencing on or before December 31 of the calendar year immediately following the calendar year of the death of the Participant. If the Beneficiary is the Participant's spouse, the period described in clause (ii) of the preceding sentence may commence at any time up to December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the spouse dies before distribution commences, the first sentence of this paragraph shall apply as though the spouse were the Participant. For purposes of this Section, any amount paid to the child of a Participant will be treated as if it had been paid to the surviving spouse, as long as the amount becomes payable to the surviving spouse when the child reaches majority age.

         If a Participant's Benefit is to be distributed over a period not extending beyond the Life Expectancy of the Beneficiary, the amount required to be distributed each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy without regard to Proposed Income Tax Regulation Section 1.401(a)(9)-2. Alternatively, the Participant's Benefit may be distributed to the Beneficiary in the form of an annuity, provided such distribution shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the Income Tax Regulations thereunder. The terms "Participant's Benefit," "Life Expectancy," "Distribution Calendar Year" and "Applicable Life Expectancy" are defined in Section 8.11.

         Benefits payable in accordance with this Section shall be based on the value of the Participant's Accounts determined as of the close of business the first Business Day on or after the date as of which distribution of his or her benefits commences and, in the case of installment payments, as of the close of business on the first Business Day of every month thereafter. The determination of the date of benefit commencement shall depend on when the Trustee receives due proof of the Participant's death or, if before the commencement of distribution the Trustee receives an election by the Beneficiary of an alternative form of benefit as permitted under either subsection (a) or (b), on the date such election is received. The date of benefit commencement shall be the first Business Day of the first calendar month after such proof or election is received, if received on or before the 15th day of the month. If such proof or election is received after the 15th day of the month, the date of benefit commencement shall be the first Business Day of the second calendar month following such receipt.

         9.4 Death of Participant After Benefits Commence. If the Participant
             --------------------------------------------
dies after the distribution of benefits has commenced in accordance with the requirements of Code Section 401(a)(9) and Section 8.11, the remaining payments, if any, shall be made to the Participant's Beneficiary at least as rapidly as under the form of benefit in effect at the Participant's death (except to the extent otherwise provided in Income Tax Regulations governing Code Section 401(a)(9)). As of the first Business Day on or after the receipt by the Trustee of due proof of the Participant's death, the amounts, if any, in the Participant's Accounts shall be determined. Immediately following such valuation and effective upon the date thereof, the Accounts of the Participant shall be transferred to the Investment Option designated by the Employer in the Participation Agreement as the "default" Investment Option for all Employer Plan purposes (unless the Participant before his or her death elected to have his or her Accounts remain invested upon death in the same Investment Options in which the Accounts were invested immediately before death, in which case such election shall be given effect), and retained therein until instructions to the contrary are received from the Participant's Beneficiary or Beneficiaries. Any transfer between Investment Options under this Section shall be subject to the rules of
(i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, and (v) any contract(s) entered into between ABRA and State Street, any of which may restrict such transfer in whole or in part.

         9.5 Payments After Death of Surviving Spouse. If a surviving spouse who
             ----------------------------------------
is a Beneficiary dies before receiving all benefits payable in accordance with the requirements of Code Section 401(a)(9) and this Article, any remaining benefits shall be distributed to the spouse's Beneficiary at least as rapidly as under the form of benefit in effect at the spouse's death.


         Article X.        Vesting and Forfeitures
         ---------         -----------------------

         10.1 Full Vesting. If a Participant's Service terminates on or after
              ------------
Normal Retirement Age, or before Normal Retirement Age due to death or Disability, his or her Vested Portion shall be 100%.

         10.2 Vesting Schedules. Subject to Section 13.2 and to any contrary
              -----------------
provision of the Trust, if a Participant's Service terminates before Normal Retirement Age (by reason other than death or Disability), the Vested Portion of his or her Employer Account and Matching Contribution Account shall be determined in accordance with one of the following schedules specified in the Participation Agreement:


      Period of                               Schedule               Schedule             Schedule
   Vesting Service                               A                      B                    C
   ---------------                            --------               --------             --------
   Less than two years                             0%                     0%                   0%
   Two years                                     100%                    20%                   0%
   Three years                                   100%                    40%                 100%
   Four years                                    100%                    60%                 100%
   Five years                                    100%                    80%                 100%
   Six years or more                             100%                   100%                 100%

         Schedule D: A schedule that, when compared with Schedule A, B or C,
         ----------
         provides for a Vested Portion that is at every point equal to or greater than the Vested Portion prescribed under Schedule A, B or C, whichever is selected for comparison. The Employer shall specify Schedule D in the Participation Agreement.

         Schedule E:  Full and immediate vesting at all times.
         ----------

         If the Employer has selected Schedule A, B, C or D in substitution for a prior vesting schedule and the new schedule provides for a Vested Portion that is at any point less than the Vested Portion prescribed under the prior schedule, then the Vested Portion of any Participant adversely affected by the new schedule shall be increased to the lowest percentage of his or her Accounts under the new schedule that does not adversely affect such Participant.

         10.3 Amendments Affecting Vested Portion. If an amendment of this Plan
              -----------------------------------
in any way directly or indirectly affects the computation of a Participant's Vested Portion, each Participant having a Period of Vesting Service of at least five years (or three years if the Participant has at least one Hour of Service in any Plan Year beginning after December 31, 1988) may elect to have his or her Vested Portion computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date as of which the amendment is adopted and shall end on the later of 60 days after the amendment is adopted, 60 days after the amendment becomes effective, or 60 days after the Participant receives notice of the amendment.

        10.4 Determination of Forfeiture. A Participant whose Severance from
             ---------------------------
Service Date occurs before Normal Retirement Age (by reason other than death or Disability) shall forfeit the amounts in his or her Employer Account and Matching Contribution Account that are not vested under Section 10.2, based on his or her Vested Portion at the time of the Severance from Service Date. The forfeiture shall occur as of the earlier of the Participant's receipt of the Vested Portion or the completion of a Period of Severance of at least five years. The forfeiture shall be calculated on the basis of the Vested Portion and the value of the Accounts on the first Business Day of the first calendar month on or after the later of (i) the date the forfeiture occurs or (ii) the date of Notice to the Trustee of the forfeiture, provided that the later of these two events occurs in the first 15 days of a month; otherwise the amount shall be calculated as of the first day of the second calendar month following the later of the two events.

        10.5 Treatment of Forfeiture. Subject to the limitations of Article
             -----------------------
XVII, amounts forfeited by Participants during any Plan Year, together with earnings on such amounts after forfeiture, shall be withdrawn from the Participant's Account and invested in the Investment Option designated by the Employer in the Participation Agreement for this purpose until disposed of in accordance with this Section and Section 10.6. Once a forfeiture has occurred, it shall be disposed of at the time and in the manner directed by the Employer in a Notice to the Trustee, subject to the following rules:

             (a) Before January 1, 1992, the amount shall be reallocated among Participants who are entitled to an allocation of Employer contributions for each Plan Year (as though that amount were an additional Employer contribution for that Plan Year), if the amount arose under a Profit-Sharing Plan, or the amount shall be applied to reduce Employer contributions under the Employer Plan, if the amount arose under a Defined Contribution Pension Plan or Target Benefit Plan. However, the Employer may elect in each case in the Participation Agreement to apply the other available method to the Employer Plan.

             (b) After December 31, 1991, the Employer shall elect in the Participation Agreement for each type of plan whether to reallocate forfeitures among eligible Participants (in the manner described in subsection (a)) or to use forfeitures to reduce Employer contributions. However, forfeitures arising under a Defined Contribution Pension Plan or a Target Benefit Plan must be used to reduce Employer contributions.

Forfeitures arising under Section 6.7 shall also be disposed of in accordance with this Section, although such forfeitures shall not be reallocated to the Accounts of Participants who at that time are Highly Compensated Participants. Upon receipt of the

Employer's Notice to the Trustee governing the disposition of forfeitures, the Trustee shall make such transfers of amounts among Investment Options as are necessary to reflect the treatment under this Section.

         10.6 Resumption of Service Within Five Years. If a Participant who
              ---------------------------------------
sustained a forfeiture resumes Service with the Employer before he or she has incurred a Period of Severance of at least five years, an amount equal to the forfeiture determined under Section 10.4 shall be restored to the Participant's Employer Account and/or Matching Contribution Account, as appropriate. The restoration shall be made as of the date that the Trustee is notified by the Employer that the Participant's Service with the Employer has resumed. Any forfeiture amount that must be restored to a Participant's Employer Account will be taken from any forfeitures that have not been disposed of under Section 10.5 and, if the amount of forfeitures available for this purpose is insufficient, the Employer shall make a timely supplemental contribution of an amount sufficient to enable the Trustee to restore the forfeiture to the Participant's Accounts.

         10.7 Resumption of Service After Five Years. If a Participant who
              --------------------------------------
sustained a forfeiture resumes Service with the Employer after he or she has incurred a Period of Severance of at least five years, the forfeiture shall not be restored to the Participant's Accounts. Thereafter, the Participant shall be 100% vested with respect to any undistributed portion of his or her Employer Account and Matching Contribution Account that is attributable to the Employer's contributions made with respect to his or her preceding Period of Vesting Service, and the vesting schedule under Section 10.2 shall be applied only to the portion of his or her Employer Account and Matching Contribution Account that is attributable to the Employer's contributions made with respect to his or her Period of Vesting Service following his or her reemployment with the Employer.

         10.8 Treatment of Forfeitures in Plan Termination. Subject to the
              --------------------------------------------
requirements of Section 13.2 and Article XVII, if the Employer Plan is terminated before all forfeited amounts, and all income thereon, have been disposed of under Sections 10.5 and 10.6, the amounts not disposed of shall be allocated pro rata to the Employer Accounts of Participants who are Employees on the date of termination, in accordance with their relative Compensation for the Plan Year in which termination occurs.

         10.9 Nonforfeitability of Other Accounts. The entire interest of each
              -----------------------------------
Participant in his or her Post-Tax Employee Contribution Account, Prior Plan Account, 401(k) Salary Deferral Account and 401(k) Employer Account shall be at all times fully vested and nonforfeitable.

    Article XI.       In-Service Loans and Withdrawals
    ----------        --------------------------------

    11.1 Loans. An Employer may, in certain Participation Agreements, elect to
         -----
permit Participants, Beneficiaries and alternate payees (under Qualified Domestic Relations Orders) to borrow from the Vested Portion of their Accounts. Upon the completed and signed application of a potential borrower on a form provided by and submitted to the Employer, the Employer in its discretion as Plan Administrator may grant a loan or loans to the individual (and shall then direct the Trustee to make payment accordingly) upon the satisfaction of the following specific conditions (and such additional rules, which shall not be inconsistent with this Section, as the Insurer for loans made before January 1, 1992, or State Street for loans made after December 31, 1991, or the Employer for all loans, may from time to time establish):

             (a) Nondiscriminatory Availability. Loans must be made available to
                 ------------------------------
    all Participants, Beneficiaries and alternate payees on a reasonably equivalent basis. Loans must not be made available to Highly Compensated Employees in an amount equal to a greater percentage of the balances in their Accounts than the percentage made available to other potential borrowers.

             (b) Reasonable Interest Rate. Each new or renewed loan must bear a
                 ------------------------
    reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for commercial loans that would be made under similar circumstances. The Employer shall review the interest rates charged by such persons and shall establish the rate applicable to each loan at the time the loan is approved.

             (c) Use of Accounts as Security. Each loan shall be adequately
                 ---------------------------
    secured by assignment of a portion of the borrower's Accounts in an amount equal to the principal amount of the loan. This security interest shall not be a violation of Section 16.7.

             (d) Certain Loans Prohibited. The Employer may not permit a loan
                 ------------------------
    under the Employer Plan that would constitute a prohibited transaction (within the meaning of Code Section 4975). Except to the extent permitted in accordance with the terms of a prohibited transaction exemption issued by the Department of Labor, no loans shall be made to any Owner-Employee or Shareholder-Employee.

             (e) Limits on Number and Amount of Loans. No loan shall be approved
                 ------------------------------------
    for an amount less than $1,000. No person may have more than two loans under the Plan in any single

    Plan Year, nor more than five outstanding loans under the Plan at any particular time. In addition, a borrower's loans outstanding at any time (under the Employer Plan and under all Qualified Plans of the Employer and any Related Employer) shall not exceed the lesser of (1) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans to the borrower from the Employer Plan during the one-year period ending on the day before the date on which such loan was made over (B) the outstanding balance of loans to the borrower from the Employer Plan on the date on which such loan was made, or (2) one-half of the Vested Portion of the borrower's Accounts.

             (f) Spousal Consent. This subsection shall not apply to the extent
                 ---------------
    that the Employer has made an election under Section 8.6(a) that applies to the Accounts from which the proposed loan is to be made. A married Participant may not borrow from his or her Accounts unless his or her spouse has consented to the loan. Such consent must be given in writing, must acknowledge the effect of the loan and must be witnessed before a notary public or a representative of the Employer Plan, during the 90-day period before the loan is secured. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Portion is used for renegotiation, extension, renewal or other revision of the loan. If a valid consent has been obtained, the portion of the Participant's Vested Portion used as a security interest held by the Plan by reason of an outstanding loan shall be deducted from the Participant's Accounts for the purpose of determining the amounts payable at the time of death or distribution, but only if such portion of the Participant's Vested Portion is used as repayment of the loan.

             (g) Repayment of Loans; Maximum Term. All loans granted under the
                 --------------------------------
    Employer Plan shall be evidenced by a written promissory note payable to the Trustee specifying the amount of the loan and the term of the loan. Payments of principal and interest shall be made in accordance with a written repayment schedule agreed upon by the borrower and Employer. However, (i) payments shall be amortized in substantially level payments over the term of the loan; (ii) payments shall be made no less frequently than quarterly;
    (iii) if payment by payroll deduction is not possible due to employment status or is not required by the Employer, payments shall be made by personal check made to the order of the Trustee on or before the last business day of each payment period; and (iv) all loans shall be repaid within five years unless used to acquire any dwelling unit which within a reasonable time (determined when the loan is made) is to be used as the principal residence as determined under section 1034 of the Code of the borrower.

             (h) Default. The Employer, as Plan Administrator, shall determine
                 -------
    whether and when a default on any loan has occurred. In the event of a default in payment of either principal or interest due under the terms of any loan, the Employer may, in its discretion, declare the full amount of the loan due and payable and may take any lawful action to remedy the default. The Employer shall consider a default to have occurred if any payment is not made within 90 days following the day on which it was due. The Employer's action to remedy a loan default may include set-off of the remaining balance of the loan against the borrower's Accounts securing the loan, although, set-off shall not be made before a distributable event occurs under the Plan. The Employer may set off amounts owed by a defaulting borrower without violating Section 16.7. The Employer shall by Notice to the Trustee direct the Trustee as to any actions to be taken under this subsection as the result of a default. No individual who has defaulted on a loan under the Plan shall be granted any additional loan under the Plan.

             (i) Offset of Outstanding Loans Against Distributions. The portion
                 -------------------------------------------------
    of a Participant's Accounts used as security for a loan under this Section shall be taken into account for purposes of determining the amounts payable at the time of death or distribution, but only if that portion of the Participant's Accounts is used as repayment of the loan. If less than 100% of the Vested Portion of the Participant's Accounts (determined without regard to the preceding sentence) is payable to the Participant's surviving spouse, then the balance in the Accounts shall be adjusted by first reducing the Vested Portion by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

             (j) Segregated Fund to Be Maintained. A segregated investment fund
                 --------------------------------
    shall be established for each Participant who is granted any loans. The amount of the loans shall be credited to the segregated investment fund. The segregated fund shall not reflect any earnings or changes in market value of the Investment Options, but shall instead be credited with the interest payments made by the borrower under the terms of his or her loans. The Employer shall direct the Trustee to charge any repayments of principal, along with any interest paid on principal, against the segregated investment fund and to credit that amount to the

    Investment Options specified in the designation then in effect under Section 7.1.

             (k) Source of Loans. Before January 1, 1992, the borrowed amount
                 ---------------
    shall be taken from the Investment Option or Options, and from the Account or Accounts, determined in accordance with rules established by the Insurer. Effective as of January 1, 1992, the borrowed amount shall be taken from the Investment Option specified by the Participant for this purpose (or pro rata from all relevant Investment Options, if so specified by the Participant). Subject to the Participant's Investment Option election, the borrowed amount shall be taken from the Participant's Accounts in the order specified by the Trustee from time to time. In no event, however, may amounts be taken from any particular Investment Option in violation of (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, or (v) any contract(s) entered into between ABRA and State Street.

             (l) Administration of Plan Loan Program. The Employer, as Plan
                 -----------------------------------
    Administrator, shall be solely responsible for administering a participant loan program established under this Section. As such, the Employer shall be responsible for determining, under this Section, all the terms and conditions of the loans, including whether a Participant, Beneficiary or alternate payee is eligible for a loan, whether a loan request will be approved or denied, the amount of the loan and the rate of interest to be charged under it, the terms of repayment and the determination of whether a default has occurred.

    11.2 401(k) Hardship Withdrawals. If the Employer has elected to adopt the
         ---------------------------
401(k) arrangement of Article V and has also elected in the Participation Agreement to adopt the hardship-withdrawal feature of this Section, then this Section shall apply. Subject to the spousal consent requirements of Section 8.6(b), if applicable, an active Participant who has not incurred a Disability may apply to withdraw from his or her 401(k) Salary Deferral Account an amount required on account of a hardship necessary to satisfy an "immediate and heavy financial need," provided that the Participant lacks other available financial resources. A distribution will be deemed to be made on account of an "immediate and heavy financial need" if the distribution is on account of (i) the purchase (excluding mortgage payments) of a principal residence of the Participant; (ii) payment of tuition, room and board and related educational fees for the next 12 months of post-secondary education for the Participant or his or her spouse, children or dependents (as defined in Code Section 152); (iii) payment of expenses incurred or necessary for medical care (as defined in Code Section 213(d)) for the Participant, his or her spouse or dependents (as defined in Code Section 152), or of expenses necessary for these persons to obtain medical care (as defined in Code Section 213(d)); (iv) the need to prevent either the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage on the Participant's principal residence; or (v) such other deemed immediate and heavy financial needs designated by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability.

    The amount that may be withdrawn because of hardship cannot exceed the aggregate contributions, less any amount previously withdrawn, made by the Participant to his or her 401(k) Salary Deferral Account, plus any earnings on such amounts allocable as of the last day of the last Plan Year ending before July 1, 1989. If a loss brings the value of the 401(k) Salary Deferral Account below its value as of the last day of the last Plan Year ending before July 1, 1989, amounts in the Participant's 401(k) Employer Account may be distributed because of hardship to the extent necessary to reach the 401(k) Salary Deferral Account value as of the last day of the last Plan Year ending before July 1, 1989. However, the amount that can be distributed cannot exceed the value of the combined assets in the Participant's 401(k) Salary Deferral Account and 401(k) Employer Account. A distribution will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all the following requirements are satisfied:

             (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (which may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

             (b) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer.

             (c) The Participant's Elective Contributions and Post-Tax Employee Contributions to this Plan are suspended for 12 months under this Employer Plan, and for at least 12 months under other Qualified Plans and nonqualified plans of deferred compensation maintained by the Employer, after the receipt of the hardship distribution.

             (d) The Participant may not make Elective Contributions to this Plan and all other Qualified Plans of the Employer for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the dollar limitation of Code Section 402(g) for such next taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship distribution.

In addition, such additional methods wherein a distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need as are prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability shall be incorporated into the Plan by reference. For withdrawals made before January 1, 1992, a Participant who has attained age 59 1/2 or has incurred a Disability may make withdrawals irrespective of the foregoing hardship requirements.

    The Employer, as Plan Administrator, shall receive a Participant's application and determine whether the hardship requirements of this Section have been satisfied. If so, the Employer shall provide the appropriate information to the Trustee and shall direct the Trustee to make payment to the Participant of the approved amount to be withdrawn. The effective date of any such withdrawal shall be the first Business Day on or after the later of (i) Notice to the Trustee or (ii) the date specified in such Notice. Subject to rules adopted by the Insurer (for withdrawals made before January 1, 1992) or by the Trustee (for withdrawals made after December 31, 1991), the Participant shall indicate the Investment Options from which each withdrawal is to be made and the dollar amount applicable to each Investment Option. As to each Investment Option specified (and in the order so specified), the withdrawn amount shall be taken first from the 401(k) Salary Deferral Account and second, if applicable, from the 401(k) Employer Account. In no event, however, may amounts be taken from a particular Investment Option in violation of (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, or (v) any contract(s) entered into between ABRA and State Street. In addition, a withdrawal under this Section shall be subject to restrictions set forth in the Trust and to rules established by the Trustee. A withdrawal under this Section shall be paid to the Participant in cash (or by check). The Insurer (or, after December 31, 1991, the Trustee) may adopt rules providing that no less than a minimum amount may be withdrawn under this Section by a Participant at any one time.

    11.3 Other Profit Sharing Plan Withdrawals. If the Employer has adopted a
         -------------------------------------
Profit Sharing Plan (whether or not the Employer has also elected to adopt the 401(k) arrangement of Article V) and has elected in the Participation Agreement to adopt the hardship-withdrawal feature of this Section, then this Section shall apply. A Participant who is still an Employee and whose Vested Portion of all Accounts is 100% may request a withdrawal from his or her Employer Account, Matching Contribution Account and Prior Plan Account. However, to be eligible to make such a withdrawal, the Participant must satisfy all the following conditions:

             (a) The Participant must first make all available withdrawals from his or her Post-Tax Employee Contribution Account under Section 11.4.

             (b) The Participant must demonstrate that the withdrawal is necessary to satisfy an "immediate and heavy financial need," as defined in clauses (i) through (v) of the first paragraph of Section 11.2.

             (c) The Participant must demonstrate that the amount of the withdrawal does not exceed the amount of the immediate and heavy financial need (which may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

Withdrawals under this Section shall be subject to the spousal consent requirements of Section 8.6(b), if applicable.

    The Employer, as Plan Administrator, shall receive a Participant's application and determine whether the applicable conditions for a withdrawal under this Section have been satisfied. If so, the Employer shall provide the appropriate information to the Trustee and shall direct the Trustee to make payment to the Participant of the approved amount to be withdrawn. The effective date of the withdrawal shall be the first Business Day on or after the later of
(i) Notice to the Trustee or (ii) the date specified in such Notice. Subject to rules adopted by the Insurer (for withdrawals made before January 1, 1992) or by the Trustee (for withdrawals made after December 31, 1991), the Participant shall indicate the Investment Options from which each withdrawal is to be made and the dollar amount applicable to each Investment Option. As to each Investment Option specified (and in the order so specified), the withdrawn amount shall be taken from the Participant's Accounts in the order specified by the Trustee from time to time. In no event, however, may amounts be withdrawn from a particular Investment Option in violation of (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust,
(iii) the Trust, (iv) any insurance contract in which Trust assets are invested, or (v) any contract(s) entered into between ABRA and State Street. In addition, a withdrawal under this Section shall be subject to restrictions set forth in the

Trust and to rules established by the Trustee. A withdrawal under this Section shall be paid to the Participant in cash (or by check). The Insurer (or, after December 31, 1991, the Trustee) may adopt rules providing that no less than a minimum amount may be withdrawn under this Section by a Participant at any one time.

    11.4 Withdrawals of Rollover or Post-Tax Employee Contributions. Subject to
         ----------------------------------------------------------
restrictions set forth in the Trust and to rules adopted by the Trustee, and subject to the spousal consent requirements of Section 8.6(b) (if applicable), a Participant may make withdrawals from his or her Rollover Account or Post-Tax Employee Contribution Account by Notice to the Trustee. The effective date of the withdrawal shall be the first Business Day on or after the later of (i) Notice to the Trustee or (ii) the date specified in such Notice. Subject to rules adopted by the Insurer (for withdrawals made before January 1, 1992) or by the Trustee (for withdrawals made after December 31, 1991), the Participant shall indicate the Investment Options from which each withdrawal is to be made and the dollar amount applicable to each Investment Option. In no event, however, may amounts be withdrawn from a particular Investment Option in violation of (i) the group annuity contract or funding agreement issued by the Insurer, (ii) the Collective Trust, (iii) the Trust, (iv) any insurance contract in which Trust assets are invested, or (v) any contract(s) entered into between ABRA and State Street. In addition, a withdrawal under this Section shall be subject to restrictions set forth in the Trust and to rules established by the Trustee. A withdrawal under this Section shall be paid to the Participant in cash (or by check). The Insurer (or, after December 31, 1991, the Trustee) may adopt rules providing that no less than a minimum amount may be withdrawn under this Section by a Participant at any one time.


    Article XII.      Amendments
    -----------       ----------

    12.1 Amendments by Employer. Subject to Section 12.3, the Employer may amend
         ----------------------
the Employer Plan by executing a new Participation Agreement or by attaching a statement to the Participation Agreement setting forth (a) the method by which the Employer Plan will conform to the requirements of Code Section 415 or (b) the method by which the Employer will avoid duplication of minimum contributions or benefits required under Code Section 416. In addition, the Employer may add certain model amendments published by the Internal Revenue Service that specifically provide that their adoption will not cause the Employer Plan to be treated as individually designed. If the Employer makes any other amendments to the Employer Plan (including a waiver of the minimum funding requirement under Code Section 412(d)) or substitutes for the Trust another trust to implement the Employer Plan and appoints trustees thereunder, the Employer Plan shall no longer be considered to be a part of the Plan. In that case, no further Employer or Employee contributions may be made to the Trust, and, subject to rules established by the Insurer (before January 1, 1992) or the Trustee (after December 31, 1991), the Trustee shall cause to be transferred to such other trust under such plan all amounts in the Accounts of Participants or their Beneficiaries. Before the Trustee will approve any such transfer, the Employer must furnish evidence, satisfactory to the Trustee, that a favorable determination letter either has been or will be issued by the Internal Revenue Service covering the plan as so amended (or that the transferee plan is a standardized plan under an IRS-approved master or prototype retirement plan). The Employer shall furnish the Trustee with a copy of any amendment to the Employer Plan within 30 days after it is adopted.

    12.2 Amendments by ABRA. ABRA may amend this Plan without the consent of the
         ------------------
Employer, provided that ABRA shall not change any of the elections made by any Employer in its Participation Agreement unless such change is necessary in order that the Plan may continue to meet the requirements for qualification under Code
Section 401.

    12.3 Prohibited Amendments. No amendment of the Plan or of an Employer Plan
         ---------------------
shall:

             (a) Reduce the amounts in the Accounts of any Participant or reduce any vested right or interest to which any Participant or Beneficiary is then entitled under this Plan, except that the Participant's Accounts may be reduced to the extent permitted under Code Section 412(c)(8);

             (b) Eliminate an optional form of benefit under Section 8.2 with respect to Participants' Account balances as of the date of amendment;

             (c) Vest in the Employer any interest or control over any assets of the Trust;

             (d) Cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries; or

             (e) Change any of the rights, duties or powers of the Trustee without the Trustee's written consent.


    Article XIII.     Plan Termination
                      ----------------

    13.1 Termination by Employer. The Employer may terminate the Employer Plan
         -----------------------
by filing with the Trustee an instrument in writing executed by the Employer. The Employer Plan shall also terminate upon the merger, liquidation or dissolution of the Employer, the death of the Employer (if the Employer is a sole practitioner), the sale of all or substantially all of the Employer's assets, or a judicial declaration that the Employer is insolvent or bankrupt. However, in any such event arrangements may be made for the Employer Plan to be continued by any successor to the Employer. Neither a temporary cessation of contributions nor the suspension of the Employer Plan and contributions by the Employer shall be deemed to be a termination of the Employer Plan.

    13.2 Distribution of Participant Accounts.  Upon termination or partial
         ------------------------------------
termination of the Employer Plan, or complete discontinuance of contributions by the Employer thereunder, the right of each affected Participant (including each Former Participant who terminated employment with the Employer while his or her Vested Portion was less than 100%, who has not incurred five consecutive one-year Breaks in Service, and who is required under applicable official guidance of the Internal Revenue Service to receive upon termination a restoration of the Unvested Portion of his or her Accounts) to the amounts in his or her Accounts at such time shall be fully vested and nonforfeitable (subject to any contrary provisions of the Trust). If the Employer Plan is terminated, the Employer, subject to the rules of the Insurer (before January 1, 1992) or the Trustee (after December 31, 1991), shall direct the Trustee to cause the amounts in the Accounts of each Participant to be distributed in accordance with the provisions of Article VIII or, if applicable, Article IX. With respect to amounts in a Participant's 401(k) Employer and 401(k) Salary Deferral Accounts, the Employer may only direct the Trustee to make such distributions if the Employer does not maintain a successor plan, other than an "employee stock ownership plan" (as defined in Code Section 4975(e) or 409) or a "simplified employee pension" (as defined in Code Section 408(k)), and if such distributions after March 31, 1988 are made in a single-sum payment. Distributions shall be made under this Section as soon as administratively feasible.

    13.3 Role of Trustee. No termination or partial termination of this Employer
         ---------------
Plan nor any discontinuance of Employer contributions shall affect the validity of the Trust or the rights and duties of the Trustee to pay withdrawals and benefits as provided in the Plan.


    Article XIV.      Preservation of Participants' Benefits
    -----------       --------------------------------------

    14.1 Repayment of Certain Contributions. Except as otherwise provided below,
         ----------------------------------
contributions made under the Plan shall not be used for any purpose other than for the exclusive benefit of Participants and their beneficiaries, and no assets of the Trust fund shall at any time revert or be repaid to the Employer, except that:

             (a) If, due to a mistake of fact made in good faith, the Employer makes a contribution (i) that otherwise would not have been made or (ii) which is of a greater amount than the amount that otherwise would have been contributed, such contribution or excess amount may be repaid by the Trustee to the Employer provided that such repayment is made within 12 months from the date the contribution was made; and

             (b) If a contribution (or portion thereof) made by the Employer is disallowed as a deduction for Federal income tax purposes to the Employer, the amount of such contribution (or portion thereof) may be repaid by the Trustee to the Employer provided that such repayment is made within 12 months after the disallowance of the deduction.

The Employer shall direct the Trustee to make a repayment under this Section. In making a repayment under subsection (a) or (b), only the amount of the contribution (or portion thereof) involved may be repaid, and no earnings attributable thereto may be included in such repayment. If net investment losses are attributable to the amount, the amount repayable shall be adjusted to reflect its proportional share of any such net investment losses.

    14.2 Plan Merger, Consolidation or Transfer. No merger or consolidation of
         --------------------------------------
an Employer Plan with, or transfer of Employer Plan assets or liabilities to, any other plan will occur unless each Participant would (if such successor plan then terminated) receive a benefit immediately after the merger, consolidation or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Employer Plan had then terminated). In the event of such merger, consolidation or transfer, the Trustee may transfer assets of the Employer Plan to the trustees or funding agent of the successor plan and shall direct such trustees or agent as to the amounts to be credited to the respective accounts of Participants participating in the successor plan. Alternatively, if the Trust is used to fund such successor plan, the Trustee shall continue to hold such assets for the benefit of such Participants in accordance with the terms of the successor plan.

    14.3 Trustee-to-Trustee Transfer. If an Employee who becomes a Participant
         ---------------------------
has an account or accounts under a

Qualified Plan in which he or she previously participated, the Trustee, upon request of the Participant (or upon the request of the Employer, provided the Qualified Plan in which the Participant previously participated is a plan of such Employer) and with the consent of both the Employer and the employer under such other Qualified Plan, may accept amounts accrued by the Participant under such other Qualified Plan for credit to the Participant's corresponding Accounts (provided that the Trustee is assured of the tax-qualified status of the transferor plan). The Plan Administrator shall determine both the conditions under which each such transfer is to be made and the Accounts to which transferred amounts are to be credited, and shall convey this determination to the Trustee by Notice to the Trustee. Transferred amounts shall be credited to Accounts that adequately protect the tax characteristics and distribution restrictions that apply to the transferred amounts.

    14.4 Transfer of Employee Accounts to Another Plan. If a Participant
         ---------------------------------------------
terminates employment with the Employer and subsequently becomes a participant in a Qualified Plan maintained by another employer, the Trustee, upon request of the Participant and with the consent of both the Employer and such other employer, may transfer amounts credited to the Participant's Accounts to such other Qualified Plan for credit to the Participant's accounts under the other Qualified Plan, provided that the Participant is fully vested under the other Qualified Plan with respect to the Vested Portion of his or her Accounts that is transferred. The transfer of a Participant's Accounts to another Qualified Plan shall not be permitted before the Participant's termination of employment with the Employer and commencement of participation in another employer's Qualified Plan. The Plan Administrator shall determine the conditions under which each such transfer is to be made.

    14.5 Rollover From Another Plan. A Participant who has received an Eligible
         --------------------------
Rollover Distribution (as defined in Section 18.2(a)) may roll over such distribution into this Plan for credit to a Rollover Account established for him or her under the Plan. The rollover may be a rollover made directly by Qualified Plan, a rollover of the distribution to the Participant within 60 days of its receipt or a rollover of the balance of an IRA (i.e., individual retirement account, individual retirement annuity or individual retirement bond) in which such distribution was separately invested. The Participant shall be required to provide evidence satisfactory to the Trustee that the rollover satisfies the Code requirements for rollover contributions to Qualified Plans.

    Article XV.       Delegation of Powers
    ----------        --------------------

    15.1 Delegation of Powers to ABRA and to Trustee. The Employer delegates to
         -------------------------------------------
ABRA the power to settle all matters relating to the Trustee, including the power to establish a trust or trusts and enter into a trust agreement or agreements with the Trustee, remove the Trustee and to appoint a successor Trustee as provided in the Trust, the power to amend the Trust as provided in the Trust, the power to amend the Plan as provided in Section 12.2, the power to interpret the provisions of the Plan, and the power to adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as are deemed appropriate. The powers delegated to ABRA shall be exercised through its Board of Directors or such officer, committee or other person as the Board may designate from time to time and shall be exercised only when similarly exercised with respect to all Employers similarly situated who have adopted the Plan. Notice to the Employer of any action taken by ABRA in accordance with the powers delegated to it may be given by notice mailed to the Employer or in such other manner as ABRA deems appropriate.

    15.2 Delegation of Powers By Related Businesses. Each Related Employer whose
         ------------------------------------------
Employees are Participants in the Plan shall be deemed to have designated the Employer as its agent with respect to the Plan and all relations with ABRA and the Trustee under Section 15.1.

    15.3 Fees Charged Certain ABA Nonmembers. ABRA charges an annual
         -----------------------------------
participation fee with respect to each sole practitioner, partner or shareholder of the Employer who is a Participant for each year during which he or she is not a member of the American Bar Association but is a Participant in the Plan. Each year, ABRA bills directly each Participant who is responsible for paying such fee. The Employer delegates to ABRA the power to collect payment of such fee from the Accounts of each responsible Participant if the annual participation fee remains unpaid after six months have elapsed since the date the first statement covering such fee was sent to the Participant. In such case, ABRA may notify the Trustee that the fee remains unpaid, and the Trustee may withdraw the amount from the Participant's Accounts and remit the amount to ABRA. ABRA may change the amount of the annual participation fee from time to time. Any such change will be made effective prospectively only.


    Article XVI.      Miscellaneous
    -----------       -------------
    16.1 Governing Law.  To the extent not superseded by Federal law, the laws
        --------------
of the State of Illinois shall be controlling in all matters relating to the Plan.

    16.2 Limitation of Participant Rights.  The adoption and maintenance of the
         --------------------------------
Plan and the Trust by the Employer shall not be construed as giving any Participant or other person any legal or equitable right against the Employer or the Trustee, except as provided herein or in the Trust or as enlarging, modifying or affecting the tenure or terms of employment of any Participant.

    16.3 Allocation of Responsibilities Among Fiduciaries. Each Fiduciary shall
         ------------------------------------------------
have only those specific powers, duties, responsibilities and obligations as are specifically allocated to it under the Plan. In general, the Board of Directors of ABRA, in addition to having the powers described in Section 15.1, shall have the sole authority to appoint and remove the Trustee and to amend or terminate, in whole or in part, the Plan and the Trust.

    The Plan Administrator shall have the duties, with respect to the Employer Plan, provided under Section 16.4. In addition, the Plan Administrator shall have the sole responsibility for the administration of the Employer Plan, which responsibility is specifically described in Section 16.4 and in the Trust.

    The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets under the Trust, which responsibility may also be delegated in whole or in part to one or more Investment Managers in accordance with procedures set forth in the Trust, which may or may not be the Insurer. The Trustee shall be responsible only for the Trust assets that it manages. If the Trustee or ABRA appoints one or more Investment Managers, the Investment Manager shall have the sole responsibility for management of the Trust assets with respect to which it has been appointed. To the extent that Trust assets are allocated to one or more separate accounts of an insurance company, such insurer shall be the Investment Manager with respect to those assets; except that, by agreement with the Insurer for all periods ending before January 1, 1992, one or more other persons may be appointed by the Trustee as Investment Manager with respect to all or a portion of such assets. The Insurer (before January 1, 1992) or the Trustee (after December 31, 1991) shall be responsible for such administration of the Plan as is delegated to it by means of a group annuity contract (or other agreement) and an administrative agreement. Before January 1, 1992, the Trustee shall have the sole responsibility to select, contract with, review the performance of, and remove the Insurer (subject to the terms of such contract and agreements) and any Investment Managers. After December 31, 1991, ABRA shall have the sole responsibility to select, contract with, review the performance of, and remove the Trustee (subject to the terms of applicable agreements), while the Trustee and ABRA shall each have the sole responsibility to select, contract with, review the performance of, and remove, certain of the

Investment Managers (in accordance with the terms of applicable agreements).

    Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under the Plan and Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action, except that each Fiduciary shall not be relieved from liability for a breach of fiduciary responsibility by a co-Fiduciary under ERISA Section 405(a). It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and Trust.

    To the extent that the Participants direct the investment of their Accounts, ERISA Section 404(c) is intended to apply and, to the extent applicable, shall apply, and neither the Trustee nor ABRA shall be liable for any loss that results from the Participants' exercise of investment control.

     16.4 Plan Administrator. With respect to the Employer Plan, the Plan
          ------------------
Administrator shall exercise such authority and responsibility as it deems appropriate to comply with ERISA and governmental regulations issued thereunder relating to:

          (a) Reports and notifications to Participants;

          (b) Reports to and registration with the Internal Revenue
     Service;

          (c) Annual reports to the United States Department of Labor; and

          (d) Any other actions required by ERISA or the Plan.

     In addition to the foregoing, the Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

          (e) To construe and interpret the Employer Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

           (f) To prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits consistent with the Plan and Trust;

           (g) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Employer Plan, and to distribute appropriate information regarding the Investment Options;

           (h) To receive from Participants such information as shall be necessary for the proper administration of the Employer Plan and Trust; and

           (i) To administer any participant loan program established under
     Article XI.

The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility under the Plan.

     16.5  Indemnification of ABRA Directors and Pre-1992 Trustees. The members
           -------------------------------------------------------
of the Board of Directors of ABRA ("Directors") and each individual Trustee (before January 1, 1992) shall be indemnified by ABRA for all liability, joint or several, for their acts and omissions and for the acts and omissions of their agents in the administration and operations of the Plan and Trust. The Directors and the pre-1992 Trustees shall also be indemnified by ABRA against all costs and expenses reasonably incurred by them in connection with the defense of any action, suit or proceeding in which they may be made party defendants by reason of their being or having been Directors or Trustee, whether or not then serving as such, including the cost of reasonable settlements (other than amounts paid to ABRA) made to avoid costs of litigation and payment of any judgment or decree entered in such action, suit or proceeding. ABRA shall not, however, indemnify any Director or pre-1992 Trustee with respect to any act not undertaken in good faith and in a manner reasonably believed by such individual to be in, or not opposed to, the best interests of the Plan and Trust and the Participants (unless such individual is successful, on the merits or otherwise, in the defense of such action, suit or proceeding, in which case he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense), or with respect to the cost of any settlement unless the settlement has been approved by a court of competent jurisdiction. The right of indemnification shall not be exclusive of any other right to which the Directors or pre-1992 Trustees may be legally entitled and it shall inure to the benefit of any designated representative of such individual.

    16.6 Claims Procedure. The Employer shall notify in writing any Participant
         ----------------
or Beneficiary whose claim for benefits under the Plan has been denied, either wholly or in part, setting forth the specific reasons for such denial in a manner calculated to be understood by the Participant or Beneficiary. Such notice shall be furnished to the Participant or Beneficiary within 60 days of such denial and shall provide that, within 60 days after its receipt, the Participant or Beneficiary may apply to the Employer for a full and fair review of the decision denying the claim.

    16.7 Nontransferability of Benefits. Except as specified in Code Section
         ------------------------------
401(a)(13) and the Income Tax Regulations thereunder, no right or interest of any Participant or Beneficiary in the Plan or in his or her Accounts or benefits under the Plan shall be assignable or transferable in any manner, subject to any lien, or liable for (or subject to) any obligation or liability of any person. The preceding sentence shall not apply to an assignment, transfer or attachment under a Qualified Domestic Relations Order.

    16.8 Payment of Expenses. All reasonable costs, fees and expenses incurred
         -------------------
in connection with the administration and operation of the Plan and Trust, as such expenses are allocated to the Employer Plan, shall be paid out of the Accounts to the extent not paid by the Employer. Such expenses shall include fees for legal, accounting or investment services rendered to the Trustee, charges payable under any group annuity contract or funding agreement entered into by the Trustee, enrollment, recordkeeping, administration and other fees (including, but not limited to, any termination fees) payable in accordance with the terms of any agreement entered into between ABRA and either the Insurer or the Trustee pertaining to the Trust and the Employer Plan. An Employer may designate in writing that any such payment shall be for the administrative expenses charged by the Trustee and ABRA for accounts invested in any one or more Investment Options as may be designated by the Trustee. If no such designation is made, such payment shall be deemed to reduce expense allocations otherwise made to the Accounts of all Plan Participants. Until paid, the administrative expenses shall constitute a liability of Trust. However, the Employer may reimburse the Trust for any administrative expenses described above. Any administrative expense paid to the Trust as a reimbursement shall be subject to the allocation rules contained in the third sentence of this Section, and shall not be considered an Employer contribution to the Plan.

    16.9 Failure of Employer Plan to Qualify. If an Employer Plan fails to
         ------------------------------------
obtain or retain the status of a Qualified Plan, the Employer Plan shall no longer participate in this master Plan and shall be considered an individually designed Plan.

    Article XVII.     Limitations on Contributions
    -------------     ----------------------------
    Note: Section 17.8 contains definitions that apply solely for purposes of this Article.

    17.1 Basic Limitation. If a Participant does not participate in and has
         ----------------
never participated in any other Qualified Plan, Welfare Benefit Fund or Individual Medical Account that provides an Annual Addition under Section 17.2 maintained by the Employer, the amount of Annual Addition that may be allocated under the Employer Plan on that Participant's behalf for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan.

    17.2 Limitation with Other Defined Contribution Master or Prototype Plans.
         --------------------------------------------------------------------
If, in addition to the Plan, the Employer maintains any other Qualified Defined Contribution Plans (all of which are Master or Prototype Plans), Welfare Benefit Funds, Individual Medical Accounts, or Simplified Employee Pensions, the amount of Annual Addition that may be allocated under the Employer Plan on a Participant's behalf for a Limitation Year shall not exceed the lesser of:

             (a) The Maximum Permissible Amount, reduced by the sum of any annual additions allocated to the Participant's accounts for the same Limitation Year under such other Qualified Defined Contribution Plans, Welfare Benefit Funds, Individual Medical Accounts, and Simplified Employee Pensions; and

             (b) Any other limitation in Articles IV and V.

    For purposes of this Article, the following amounts shall be treated as Annual Additions under a Qualified Defined Contribution Plan maintained by the
Employer: First, amounts allocated after March 31, 1984 to the Participant's Individual Medical Account under a pension or annuity plan maintained by the Employer. Second, amounts derived from contributions paid or accrued after December 31, 1985 in taxable years of the Employer ending after that date that are attributable to post-retirement medical benefits allocated to the account of a key employee (as defined in Code Section 419A(d)(3)) under a Welfare Benefit Fund maintained by the Employer. Third, allocations under a Simplified Employee Pension.

    17.3 Use of Estimated Compensation. Before the determination of the
         -----------------------------
Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocation of forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior Limitation Years. As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

    17.4   Determination of Excess Amount in Special Case. If a Participant's
           ----------------------------------------------
Annual Additions result in an Excess Amount, the Excess Amount shall be deemed to consist of the amounts most recently allocated. However, amounts contributed first to a Simplified Employee Pension, followed by amounts contributed to a Welfare Benefit Fund or Individual Medical Account shall always be deemed to have been allocated prior to amounts allocated to a Qualified Plan (including this Plan).

    If an Excess Amount was allocated to a Participant on an Allocation Date of the Employer Plan that coincides with an Allocation Date of another plan, the Excess Amount attributed to this Plan will be the product of:

           (a) The total Excess Amount allocated as of such date (including any amount which would have been allocated except for the limitations of Code Section 415), times

           (b) The ratio that (1) the amounts allocated to the Participant as of such date under the Employer Plan bears to (2) the total amount allocated as of such date under all such Qualified Defined Contribution Plans (determined without regard to the limitations of Code Section 415).

    17.5   Disposal of Excess Amount. If, pursuant to the foregoing provisions,
           -------------------------
there is an Excess Amount with respect to a Participant for a Limitation Year attributable to this Plan, such Excess Amount shall be disposed of as follows, in the order specified:

           (a) Any Post-Tax Employee Contributions shall be returned to the Participant;

           (b) If after the application of subsection (a) an Excess Amount still exists, any Elective Contributions together with any gains attributable thereto (as determined by the Trustee) shall be returned to the Participant;

           (c) If after the application of subsections (a) and (b) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the

    Excess Amount in the Participant's Accounts shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

           (d) If after the application of subsections (a) and (b) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

           (e) If a suspense account is in existence at any time during the Limitation Year under this Section, it shall not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Employer Plan for that Limitation Year. Excess amounts may not be distributed to Participants or Former Participants.

    17.6   Limitation with Other Defined Contribution Plan (Other Than Master or
           ---------------------------------------------------------------------
Prototype). If the Employer also maintains another plan which is a Qualified
---------
Defined Contribution Plan (other than a Master or Prototype Plan), the Annual Addition allocated under the Employer Plan on behalf of any Participant shall be limited in accordance with the provisions of Sections 17.2 and 17.5, as though the other plan were a Master or Prototype plan, unless the Employer provides other limitations in the Participation Agreement.

    17.7   Limitation with Defined Benefit Plan. If the Participant is also, or
           ------------------------------------
ever was, a participant in a Qualified Defined Benefit Plan maintained by the Employer, the sum of the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction shall not exceed 1.00 in any Limitation Year. To the extent that such sum would exceed 1.00 for the Limitation Year, the amount that would otherwise be accrued for the Participant shall be reduced as set forth in the Employer's Participation Agreement.

    17.8   Definitions.For purposes of this Article, the following terms shall
           -----------
have the following meanings:

           (a) Allocation Date. "Allocation Date" means the date as of which
               ---------------
    all or any portion of an Annual Addition is allocated or credited to a Participant's Accounts under this Plan for a Limitation Year. An Annual Addition made in a subsequent Limitation Year is deemed allocated or credited as of the last day of the preceding Limitation Year if it is made (1) for such preceding Limitation Year and (2) not later than the time prescribed by law (including any extensions) for filing the Employer's Federal income tax return for the Employer's Fiscal Year with or within which such Limitation Year ends.

             (b) Annual Addition. "Annual Addition" means, with respect to any
                 ---------------
    Participant, the sum, for the Limitation Year, of (1) all contributions allocated to his or her Employer Account, 401(k) Employer Account, Matching Contribution Account, and 401(k) Salary Deferral Account, including any Excess Amounts applied under Section 17.5 to reduce Employer contributions, and including Excess Contributions and Excess Aggregate Contributions without regard to whether such amounts are distributed or forfeited; (2) Excess Elective Deferrals unless such amounts are distributed no later than the first April 15 following the close of the relevant taxable year of the Participant; (3) all forfeitures allocated to his or her Accounts; and (4) all Post-Tax Employee Contributions under Section 6.1.

             For purposes of this Article, any amounts transferred from another Qualified Plan under Section 14.3 and any rollover contribution made under
    Section 14.5 shall not be treated as either Employer or Post-Tax Employee Contributions and shall not be included in determining Annual Additions.

             (c) Compensation. With respect to each Participant, "Compensation"
                 ------------
    means the general definition of Compensation elected by the Employer in the Participation Agreement under Section 2.13(a), (b) or (c). For any Participant who is a Self-Employed Individual, Compensation means the amount of his or her Earned Income from the Employer for the Limitation Year. For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a participant in a Qualified Defined Contribution Plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such participant would have received for the Limitation Year if the participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled participant may be taken into account only if the participant is not a Highly Compensated Employee and contributions made on behalf of such participant are nonforfeitable when made.

             (d) Defined Benefit Plan Fraction. "Defined Benefit Plan Fraction"
                 -----------------------------
    means a fraction whose numerator is the sum of the Participant's projected annual benefits under all the Qualified Defined Benefit Plans (whether or not terminated) maintained by the Employer, and whose denominator is the lesser of 125% (or 100% (i) in the case of Paired Plans or (ii) as otherwise specified in the Participation Agreement for Plans other than Paired Plans under Code Section 416(h)) of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and 415(d) and 140% of the Participant's highest average Compensation. For purposes of this definition, projected annual benefit means the annual retirement benefit to which the Participant would be entitled under a Qualified Defined Benefit Plan maintained by the Employer (adjusted to an actuarially equivalent single life annuity if the benefit is payable in any form other than a single life annuity or a Qualified Joint and Survivor Annuity) assuming that the Participant continued employment with the Employer until the normal retirement age under the Qualified Defined Benefit Plan (or his or her current age, if greater) and that his or her Compensation and all other factors used in determining that benefit remained constant from the current Limitation Year until his or her retirement and highest average Compensation means the Participant's average Compensation for the three consecutive Limitation Years that produce the greatest average. Notwithstanding the above, in the case of a Participant who was a participant on the first day of the first Limitation Year beginning after December 31, 1986 in one or more Qualified Defined Benefit Plans maintained by the Employer that were in existence on May 6, 1986, the denominator of the Defined Benefit Plan Fraction shall not be less than 125% of the aggregate annual retirement benefits that the Participant had accrued under those Qualified Defined Benefit Plans as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Qualified Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

             (e) Defined Contribution Plan Fraction. "Defined Contribution Plan
                 ----------------------------------
    Fraction" means a fraction whose numerator is the sum of the annual additions to the Participant's accounts under all the Qualified Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including any annual additions attributable to Individual Medical Accounts, Welfare Benefit Funds, Simplified Employee Pensions, and to the Participant's Post-Tax Employee Contributions to all Qualified Defined Benefit Plans, whether or not terminated, maintained by the Employer), and whose denominator is the sum of the maximum aggregate amounts for the current Limitation Year and all of the Participant's prior Limitation Years of Service (regardless of whether a defined contribution plan was maintained by the Employer). For purposes of this definition, the maximum aggregate amount means, for any Limitation Year, the lesser of 125% (or 100% (i) in the case of Paired Plans or (ii) as specified in the Participation Agreement for Plans other than Paired Plans pursuant to Code Section 416(h)) of the dollar limitation determined under Code Sections 415(b) and 415(d) in effect under Code
    Section 415(c)(1)(A) and 35% of the Participant's Compensation for that Limitation Year. Notwithstanding the above, if the Participant was a participant as of the end of the first day of the Limitation Year beginning after December 31, 1986 in one or more Qualified Defined Contribution Plans maintained by the Employer that were in existence on May 6, 1986 and the sum of his or her Defined Contribution Plan Fraction and his or her Defined Benefit Plan Fraction would otherwise exceed 1.0, the numerator of his or her Defined Contribution Plan Fraction shall be reduced by an amount equal to the product of the excess of that sum over 1.0 and the denominator of his or her Defined Contribution Plan Fraction. The reduction under the preceding sentence shall be computed on the basis of the fractions as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. For purposes of computing the Defined Contribution Plan Fraction, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Post-Tax Employee Contributions as an Annual Addition.

               (f) Employer. "Employer" means the Employer under this Plan. The
                   --------
    Employer and all Related Employers, as modified by Code Section 415(h), shall be considered a single employer for purposes of applying the limitations of this Article.

               (g) Excess Amount. "Excess Amount" means the excess of a
                   -------------
    Participant's Annual Addition for a Limitation Year over the Participant's Maximum Permissible Amount (or, if applicable, such amount as reduced as required by

    Section 17.2(a)), less any administrative charges allocable to such excess.

               (h) Individual Medical Account. "Individual Medical Account"
                   --------------------------
    means an individual medical account as defined in Code Section
    415(1)(2).

               (i) Limitation Year. "Limitation Year" means the Plan Year. All
                   ---------------
    Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is changed to a different 12-consecutive-month period, the new Limitation Year must begin on a day within the Limitation Year in which the change is made.

               (j) Master or Prototype Plan. "Master or Prototype Plan" means a
                   ------------------------
    plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

               (k) Maximum Permissible Amount. "Maximum Permissible Amount"
                   --------------------------
    means with respect to any Participant for a Limitation Year the lesser of
    (1) $30,000 (or if greater, 25% of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year), or
    (2) 25% of his or her Compensation from the Employer for that Limitation Year. Effective for Limitation Years beginning after 1986, clause (2) of the previous sentence shall not apply to any contributions treated as Annual Additions pursuant to Code Section 419A or 415(l)(1), as described in
    Section 17.2. If the Limitation Year changes because the Employer's Fiscal Year is changed, the Maximum Permissible Amount shall not exceed $30,000 (or if greater, 25% of the defined benefit dollar limitation set forth in Code
    Section 415(b)(1) as in effect for the Limitation Year) multiplied by a fraction whose numerator is the number of months in the short Limitation Year and whose denominator is 12.

             (l) Simplified Employee Pension.  "Simplified Employee
                 ---------------------------
    Pension" means a simplified employee pension as defined in Code Section 408(k).

             (m) Welfare Benefit Fund. "Welfare Benefit Fund" means a welfare
                 --------------------
    benefit fund as defined in Code Section 419(e).

    Article XVIII. Direct Rollovers
    -------------- ----------------

    18.1 General Rule. This Article applies to distributions made on or after
         ------------
January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan

Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distribution in a Direct Rollover.

         18.2 Definitions.
              -----------

               (a) Eligible Rollover Distribution: An Eligible Rollover
                   ------------------------------
          Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any distribution reasonably expected to total less than $200 during a year.

               (b) Eligible Retirement Plan: An Eligible Retirement Plan is an
                   ------------------------
          individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (c) Distributee: A Distributee includes an Employee or former
                   -----------
          Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

               (d) Direct Rollover: A Direct Rollover is a payment by the Plan
                   ---------------
          to the Eligible Retirement Plan specified by the Distributee.

                                 *     *     *

    The form of this Plan and its Participation Agreements as approved by the Internal Revenue Service by Opinion Letters dated February 26, 1992, November 10, 1992, July 29, 1992 and December 16, 1996, are adopted this 24th day of December, 1996.

                       AMERICAN BAR RETIREMENT ASSOCIATION



                       By /s/  Benjamin H. Lacy
                          -----------------------------------
                          Its President
                              -------------------------------